SCHEDULE 14A INFORMATION

            PROXY STATEMENT PURSUANT TO SECTION 14(a)
              OF THE SECURITIES EXCHANGE ACT OF 1934
                       (Amendment No. )

                                                                         ----
                   Filed by the Registrant                              / X /
                                                                         ----
                                                                         ----
           Filed by a party other than the Registrant                   /   /
                                                                         ----

Check the appropriate box:
----
/   /  Preliminary Proxy Statement
----

----
/   /  Confidential, for Use of the Commission Only (as
----   permitted by Rule 14a-6(e)(2))

----
/ x /  Definitive Proxy Statement
----

----
/   /  Definitive Additional Materials
----

----
/   /  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
----   Sec. 240.14a-12

                       PUTNAM VARIABLE TRUST
           (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement,
                   if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

 ----
/ X /  No fee required
----

----
/   /  Fee computed on table below per Exchange Act Rule 14a
----   6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

----
/   /  Fee paid previously with preliminary materials.
----

----
/   /  Check box if any part of the fee is offset as provided
---- by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:


The proxy statement

This proxy statement can help you decide how you want to vote on important issues relating to the Putnam funds in which you invest through your insurance contract. When you complete and sign your voting instruction card, your insurance company will vote the Putnam fund shares corresponding to your insurance contract exactly as you have indicated. If you simply sign the voting instruction card, your insurance company will vote in accordance with the Trustees' recommendations on page 7 of the proxy statement. The Trustees recommend that shareholders vote in favor of the proposals described in this document and listed on your voting instruction card.

Please take a few moments and decide how you want to vote. When shareholders don't return their voting instruction cards in sufficient numbers, follow-up solicitations are required, which cost your fund money.

You can vote by returning your voting instruction card in the envelope provided. Or you can go to the Web. See your voting instruction card for instructions for voting via the Web. If you have any questions, please call 1-866-419-0695 or call your financial advisor.


PUTNAM INVESTMENTS

[SCALE LOGO OMITTED]


Table of contents

A Message from the Chairman                                      1

Notice of Shareholder Meeting                                    3

Trustees' Recommendations                                        7

Proxy BALLOT OR VOTING INSTRUCTION CARD enclosed

If you have any questions, please contact us at 1-866-419-0695 or call your financial advisor.


A Message from the Chairman

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL, CHAIRMAN]

Dear Investor:

As you know, you are an investor in the Putnam funds through a variable annuity or life insurance contract (a "Contract"). I am writing to you to ask you to instruct your insurance company as to how to vote on important matters that affect your investment in the Putnam funds, including the election of Trustees and, for certain funds, the additional matters indicated on page 6.

As you may know, the SEC recently adopted rules designed to enhance the independence and effectiveness of mutual fund trustees. Although trustees do not manage fund portfolios, they play an important role in protecting fund shareholders and investors, and are responsible for approving the fees paid to the fund's investment adviser and its affiliates, reviewing overall fund expenses, selecting the fund's auditors, monitoring conflicts of interests, overseeing the fund's compliance with federal securities laws and voting proxies relating to the fund's portfolio securities.

Your fund's Trustees believe that these responsibilities are best carried out by a board that is independent of the fund's investment adviser both in fact and in spirit. The new SEC rules effectively require most funds to have a board of trustees whose independent trustees (i.e., trustees who are not "interested persons" of the fund or its investment adviser) constitute at least 75% of the board and whose chairman is independent. Your fund has met both of these requirements since July 1, 2000. We strongly supported these rules when initially proposed by the SEC and are pleased that other fund families will soon also be held to these standards.

It is also noteworthy that your fund's Trustees have been strong proponents of other reforms in the mutual fund industry. We supported new SEC rules requiring funds to make their proxy voting records available to shareholders, and the Putnam funds were one of the first major fund families to begin disclosing their proxy voting guidelines. We also were one of the first mutual fund boards to end the practice of using fund brokerage commissions to reward brokers for selling fund shares.

In the proxy statement, you will also notice that your fund's independent Trustees have nominated three new individuals to serve as Trustees of your fund. Two of the three new nominees are independent, and all three have had outstanding careers as leaders in the investment management industry.

We need your instructions and urge you to instruct your insurance company as to how to vote the shares of the funds relating your Contract via the Internet, or by completing, signing and returning the enclosed voting instruction card(s) promptly. Internet voting instructions are listed at the top of your card.

I'm sure that you, like most people, lead a busy life and are tempted to put this voting instruction card aside for another day. Please don't. When investors fail to provide voting instructions, their fund may have to incur the expense of follow-up solicitations. All investors benefit from the speedy return of voting instruction cards.

Your vote is important to us. We appreciate the time and consideration I am sure you will give these important matters. If you have questions about the proposals, please call a Putnam customer service representative at 1-866-419-0695 or contact your financial advisor.

Sincerely yours,

/S/ JOHN A. HILL

John A. Hill, Chairman


Notice of a Meeting of Shareholders

To the Shareholders of:

PUTNAM VT AMERICAN GOVERNMENT INCOME FUND
PUTNAM VT CAPITAL APPRECIATION FUND
PUTNAM VT CAPITAL OPPORTUNITIES FUND
PUTNAM VT DISCOVERY GROWTH FUND
PUTNAM VT DIVERSIFIED INCOME FUND
PUTNAM VT EQUITY INCOME FUND
PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
PUTNAM VT GLOBAL EQUITY FUND
PUTNAM VT GROWTH AND INCOME FUND
PUTNAM VT GROWTH OPPORTUNITIES FUND
PUTNAM VT HEALTH SCIENCES FUND
PUTNAM VT HIGH YIELD FUND
PUTNAM VT INCOME FUND
PUTNAM VT INTERNATIONAL EQUITY FUND
PUTNAM VT INTERNATIONAL GROWTH AND
INCOME FUND
PUTNAM VT INTERNATIONAL NEW
OPPORTUNITIES FUND
PUTNAM VT INVESTORS FUND
PUTNAM VT MID CAP VALUE FUND
PUTNAM VT MONEY MARKET FUND
PUTNAM VT NEW OPPORTUNITIES FUND
PUTNAM VT NEW VALUE FUND
PUTNAM VT OTC & EMERGING GROWTH FUND
PUTNAM VT RESEARCH FUND
PUTNAM VT SMALL CAP VALUE FUND
PUTNAM VT UTILITIES GROWTH AND INCOME FUND
PUTNAM VT VISTA FUND
PUTNAM VT VOYAGER FUND


* This is the formal agenda for your fund's shareholder meeting. It tells you what proposals will be voted on and the time and place of the meeting.

A Meeting of Shareholders of each fund that is a series of Putnam Variable Trust (the "Trust") will be held on December 9, 2004 at 11:00 a.m., Boston time, at the principal offices of the funds on the 12th floor of One Post Office Square, Boston, Massachusetts 02109, to consider the following:

1. Electing the Trust's nominees for Trustees;

2.A. Approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. Approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. Approving an amendment to the funds' fundamental investment restrictions with respect to diversification of investments;

2.D.  Approving an amendment to a fund's investment objective and

3. Approving an amendment to the Trust's Agreement and Declaration of Trust.

By the Trustees

John A. Hill, Chairman
George Putnam, III, President

Jameson A. Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
A.J.C. Smith
W. Thomas Stephens

We urge you to mark, sign, date and mail the enclosed voting instruction card in the postage-paid envelope provided or record your voting instructions via the Internet so that you will be represented at the meeting.

October 8, 2004




Proposal Proposal Description                                          Applicable Funds                                      Page
---------------------------------------------------------------------------------------------------------------------------------
1    Election of Trustees       All funds                                                                                       9
---------------------------------------------------------------------------------------------------------------------------------
2.A. Approving an amendment     Putnam VT Diversified Income Fund               Putnam VT International New Opportunities Fund 37
     to certain funds'          Putnam VT Global Asset Allocation Fund          Putnam VT Money Market Fund
     fundamental investment     Putnam VT Growth and Income Fund                Putnam VT New Opportunities Fund
     restrictions with          Putnam VT High Yield Fund                       Putnam VT New Value Fund
     respect to borrowing       Putnam VT Income Fund                           Putnam VT Utilities Growth and Income Fund
                                Putnam VT International Equity Fund             Putnam VT Vista Fund
                                Putnam VT International Growth and Income Fund  Putnam VT Voyager Fund
---------------------------------------------------------------------------------------------------------------------------------
2.B. Approving an amendment     Putnam VT Diversified Income Fund               Putnam VT International New Opportunities Fund 39
     to certain funds'          Putnam VT Global Asset Allocation Fund          Putnam VT Money Market Fund
     fundamental investment     Putnam VT Growth and Income Fund                Putnam VT New Opportunities Fund
     restrictions with          Putnam VT High Yield Fund                       Putnam VT New Value Fund
     respect to making loans    Putnam VT Income Fund                           Putnam VT Utilities Growth and Income Fund
                                Putnam VT International Equity Fund             Putnam VT Vista Fund
                                Putnam VT International Growth and Income Fund  Putnam VT Voyager Fund
---------------------------------------------------------------------------------------------------------------------------------
2.C. Approving an amendment     All funds                                                                                      41
     to the funds' fundamental
     investment restrictions
     with respect to
     diversification of
     investments
---------------------------------------------------------------------------------------------------------------------------------
2.D. Approving an amendment     Putnam VT Equity Income Fund                                                                   43
     to a fund's investment
     objective
---------------------------------------------------------------------------------------------------------------------------------
3    Approval of an amendment   All funds                                                                                      45
     to the Trust's Agreement
     and Declaration of Trust
---------------------------------------------------------------------------------------------------------------------------------



Proxy statement

This document will give you the information you need to vote on the proposals. Much of the information is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, 1-866-419-0695, or call your financial advisor.

* Who is asking for your vote?

The enclosed proxy is solicited by the Trustees of Putnam Variable Trust (the "Trust") for use at the Meeting of Shareholders of each fund that is a series of the Trust to be held on December 9, 2004, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages). The Notice of Meeting, the proxy and the proxy statement are being mailed on or about October 8, 2004.

* How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

  1.  For electing the Trust's nominees for Trustees;

2.A. For approving an amendment to certain funds' fundamental investment restrictions with respect to borrowing;

2.B. For approving an amendment to certain funds' fundamental investment restrictions with respect to making loans;

2.C. For approving an amendment to the funds' fundamental investment restrictions with respect to diversification of investments;

2.D.  For approving an amendment to a fund's investment objective and

  3. For approving an amendment to the Trust's Agreement and Declaration of Trust.

Please see the table on page 6 for a list of the affected funds for each proposal.

* Who is eligible to vote?

Shareholders of record of each affected fund at the close of business on September 20, 2004 are entitled to be present and to vote at the meeting or any adjourned meeting.

As of that date, certain insurance companies (collectively, the "Insurance Companies") were shareholders of record of each of the funds. Each Insurance Company will vote shares of the fund or funds held by it in accordance with voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners") for whose accounts the shares are held. Accordingly, this proxy statement is also intended to be used by the Insurance Companies in obtaining these voting instructions from Contract Owners.

In the event that a Contract Owner gives no instructions, the relevant Insurance Company will vote the shares of the appropriate fund attributable to the Contract Owner in the same proportion as shares of that fund for which it has received instructions.


The Proposals

I. ELECTION OF TRUSTEES.

* Who are the nominees for Trustees?

The Board Policy and Nominating Committee of the Trustees of the Trust makes recommendations concerning the nominees for Trustees of the Trust. The Board Policy and Nominating Committee consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Putnam Investment Management, LLC, your fund's investment manager ("Putnam Management"). Those Trustees who are not "interested persons" of the Trust or Putnam Management are referred to as "Independent Trustees" throughout this proxy statement.

The Board Policy and Nominating Committee has fixed the number of Trustees of the Trust at 14 and recommends that you vote for the election of the nominees described in the following pages.

The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes from shareholders will be elected as Trustees of the Trust.

The nominees for Trustees and their backgrounds are shown in the following pages. This information includes each nominee's name, date of birth, principal occupation(s) during the past five years and other information about the nominee's professional background, including other directorships the nominee holds. Each Trustee oversees all of the Putnam funds and serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. Each nominee other than Ms. Drucker and Messrs. Haldeman and Worley currently serves as a Trustee of the Trust. The address of all of the Trustees and nominees is One Post Office Square, Boston, Massachusetts 02109. At December 31, 2003, there were 101 Putnam funds.

Jameson A. Baxter (9/6/43),
Trustee since 1994

[GRAPHIC OMITTED: PHOTO OF JAMESON A. BAXTER]
-------------------------------------------

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and Board Source, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40),
Trustee since 2001

[GRAPHIC OMITTED: PHOTO OF CHARLES B. CURTIS]
-------------------------------------------

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr.Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department and the SEC.

Myra R. Drucker (1/16/48)

[GRAPHIC OMITTED: PHOTO OF MYRA R. DRUCKER]
------------------------------------------

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Common fund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42),
Trustee since 1985 and Chairman since 2000

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL]
---------------------------------------

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43),
Trustee since 1996

[GRAPHIC OMITTED: PHOTO OF RONALD J. JACKSON]
--------------------------------------------

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive
Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer).

Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF PAUL L. JOSKOW]
-----------------------------------------

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies-- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38),
Trustee since 1992

[GRAPHIC OMITTED: PHOTO OF ELIZABETH T. KENNAN]
---------------------------------------------

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF JOHN H. MULLIN, III]
----------------------------------------------

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45),
Trustee since 1984

[GRAPHIC OMITTED: PHOTO OF ROBERT E. PATTERSON]
---------------------------------------------

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Group, LLC. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust), prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments) and, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42),
Trustee since 1997

[GRAPHIC OMITTED: PHOTO OF W. THOMAS STEPHENS]
--------------------------------------------

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest product and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

[GRAPHIC OMITTED: PHOTO OF RICHARD B. WORLEY]
--------------------------------------------

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm. Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

* Interested Trustees

Charles E. Haldeman, Jr.* (10/29/48)

[GRAPHIC OMITTED: PHOTO OF CHARLES E. HALDEMAN, JR.]
---------------------------------------------------

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. Mr. Haldeman previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm). Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. Mr. Haldeman is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam III* (8/10/51),
Trustee since 1984 and President since 2000

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM III*]
-------------------------------------------

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services) and of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C.Smith*(4/13/34),
Trustee since 1986

[GRAPHIC OMITTED: PHOTO OF A.J.C. SMITH*]
---------------------------------------

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh &McLennan Companies, Inc.

---------------------------------------------------------------------
* Nominees who are or may be deemed to be "interested persons" (as defined in the 1940 Act) of the Trust, Putnam Management, Putnam Retail Management Limited Partnership ("Putnam Retail Management") or Marsh & McLennan Companies, Inc., the parent company of Putnam Investments and its affiliated companies. Messrs. Haldeman, Putnam and Smith are deemed "interested persons" by virtue of their positions as officers of the Trust, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Putnam, III is the President of the Trust, Mr. Smith is the Chairman of Putnam Investments and serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. The balance of the nominees are not "interested persons."

Ms. Drucker and Mr. Haldeman were each recommended for consideration as a nominee for Trustee of the Trust by an Independent Trustee. Mr. Worley was recommended for consideration as a nominee for Trustee of the Trust by a third-party search firm that was engaged by the Trustees. The third-party search firm assisted the Trustees in identifying and evaluating potential nominees. The current Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than 14 for the Trust.

* What are the Trustees' responsibilities?

The Trust's Trustees are responsible for the general oversight of your fund's affairs and for assuring that your fund is managed in the best interests of its shareholders. The Trustees regularly review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, distribution, custody and shareholder servicing. At least annually, the Trustees review and evaluate the fees and operating expenses paid by your fund for these services and negotiate changes that they deem appropriate. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's independent auditors, independent counsel and other experts as appropriate, selected by and responsible to the Trustees.

The 1940 Act and the rules and regulations promulgated thereunder require that the Trust have a minimum proportion of trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or your fund's investment manager. These independent trustees must vote separately to approve all financial arrangements and other agreements with your fund's investment manager and other affiliated parties. The role of independent trustees has been characterized as that of a "watchdog" charged with oversight to protect shareholders' interests against overreaching and abuse by those who are in a position to control or influence a fund. The Trust's Independent Trustees meet regularly as a group in executive session. Eleven of the 14 nominees for election as Trustee would be Independent Trustees.

Board committees. The Trustees have determined that the efficient conduct of your fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the board. Certain committees (the Executive Committee, Distributions Committee and Audit and Pricing Committee) are authorized to act for the Trustees as specified in their charters. The other committees review and evaluate matters specified in their charters and make recommendations to the Trustees as they deem appropriate. Each committee may utilize the resources of your fund's independent staff, counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The membership and chairperson of each committee are appointed by the Trustees upon recommendation of the Board Policy and Nominating Committee.

Audit and Pricing Committee. The Audit and Pricing Committee provides oversight on matters relating to the preparation of the funds' financial statements, compliance matters and Code of Ethics issues. This oversight is discharged by regularly meeting with management and the funds' independent auditors and keeping current on industry developments. Duties of this Committee also include the review and evaluation of all matters and relationships pertaining to the funds' independent auditors, including their independence. The members of the Audit and Pricing Committee of your fund include only Independent Trustees. The Committee also reviews the funds' policies and procedures for achieving accurate and timely pricing of the funds' shares, including oversight of fair value determinations of individual securities made by Putnam Management or other designated agents of the funds. The Committee oversees compliance by money market funds with Rule 2a-7, interfund transactions pursuant to Rule 17a-7 and the correction of occasional pricing errors. The Committee also receives reports regarding the liquidity of portfolio securities. The Trustees have adopted a written charter for the Audit and Pricing Committee. The Committee currently consists of Drs. Joskow (Chairperson) and Kennan and Messrs. Patterson and Stephens.

Board Policy and Nominating Committee. The Board Policy and Nominating Committee reviews policy matters pertaining to the operations of the Board of Trustees and its committees, the compensation of the Trustees and their staff and the conduct of legal affairs for the Putnam funds. The Committee also oversees the voting of proxies associated with portfolio investments of the Putnam funds, with the goal of ensuring that these proxies are voted in the best interest of the funds' shareholders.

The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also identifies prospective nominees for election as Trustees by considering individuals who come to its attention through the recommendation of current Trustees, Putnam Management or shareholders. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources. The Committee may, but is not required to, engage a third-party professional search firm to assist it in identifying and evaluating potential nominees.

When evaluating a potential candidate for membership on the Board of Trustees, the Committee considers the skills and characteristics that it feels would most benefit the Putnam funds at the time the evaluation is made. The Committee may take into account a wide variety of attributes in considering potential trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) other board experience, (iii) relevant industry and related experience,
(iv) educational background, (v) financial expertise, (vi) an assessment of the candidate's ability, judgment and expertise, (vii) an assessment of the perceived needs of the Board of Trustees and its committees at that point in time and (viii) overall Board of Trustees composition. In connection with this evaluation, the Committee will determine whether to interview prospective nominees, and, if warranted, one or more members of the Committee, and other Trustees and representatives of the funds, as appropriate, will interview prospective nominees in person or by telephone. Once this evaluation is completed, the Committee recommends such candidates as it determines appropriate to the Independent Trustees for nomination, and the Independent Trustees select the nominees after considering the recommendation of the Committee. The Committee will consider nominees for Trustee recommended by shareholders of a fund provided shareholders submit their recommendations by the date disclosed in the paragraph entitled "Date for receipt of shareholders' proposals for subsequent meetings of shareholders", and provided the shareholders' recommendations otherwise comply with applicable securities laws, including Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

The Committee consists only of Independent Trustees. The Trustees have adopted a written charter for the Board Policy and Nominating Committee, a copy of which is attached to this proxy statement as Exhibit A. The Committee currently consists of Dr. Kennan (Chairperson), Ms. Baxter and Messrs. Hill, Mullin and Patterson.

Brokerage and Custody Committee. The Brokerage and Custody Committee reviews the policies and procedures of the funds regarding the execution of portfolio transactions for the funds, including policies regarding the allocation of brokerage commissions and soft dollar credits. The Committee reviews periodic reports regarding the funds' activities involving derivative securities, and reviews and evaluates matters relating to the funds' custody arrangements. The Committee currently consists of Messrs. Jackson (Chairperson), Curtis and Mullin, Ms. Baxter and Dr. Kennan.

Communication, Service and Marketing Committee. This Committee examines the quality, cost and levels of services provided to the shareholders of the Putnam funds. The Committee also reviews communications sent from the funds to their shareholders, including shareholder reports, prospectuses, newsletters and other materials. In addition, the Committee oversees marketing and sales communications of the funds' distributor. The Committee currently consists of Messrs. Putnam (Chairperson), Smith and Stephens and Dr. Joskow.

Contract Committee. The Contract Committee reviews and evaluates, at least annually, all arrangements pertaining to (i) the engagement of Putnam Management and its affiliates to provide services to the funds,
(ii) the expenditure of the funds' assets for distribution purposes pursuant to the distribution plans of the open-end funds, and (iii) the engagement of other persons to provide material services to the funds, including in particular those instances where the cost of services is shared between the funds and Putnam Management and its affiliates or where Putnam Management or its affiliates have a material interest. The Committee recommends to the Trustees such changes in arrangements as it deems appropriate. After review and evaluation, the Committee recommends to the Trustees the proposed organization of new fund products and proposed structural changes to existing funds. The Committee consists only of Independent Trustees. The Committee currently consists of Ms. Baxter (Chairperson), Messrs. Curtis, Jackson and Mullin and Dr. Kennan.

Distributions Committee. This Committee oversees all fund distributions and approves the amount and timing of distributions paid by all the funds to the shareholders when the Trustees are not in session. The Committee also meets regularly with representatives of Putnam Management and its affiliates to review distribution levels and the funds' distribution policies. The Committee currently consists of Messrs. Patterson (Chairperson) and Jackson and Dr. Joskow.

Executive Committee. The functions of the Executive Committee are twofold. The first is to ensure that the funds' business may be conducted at times when it is not feasible to convene a meeting of the Trustees or for the Trustees to act by written consent. The Committee may exercise any or all of the power and authority of the Trustees when the Trustees are not in session. The second is to establish annual and ongoing goals, objectives and priorities for the Board of Trustees and to ensure coordination of all efforts between the Trustees and Putnam Management and its affiliates on behalf of the shareholders of the Putnam funds. The Committee currently consists of Messrs. Hill (Chairperson), Jackson and Putnam, Dr. Joskow and Ms. Baxter.

Investment Oversight Committees. These Committees regularly meet with investment personnel of Putnam Management to review the investment performance and strategies of the Putnam funds in light of their stated investment objectives and policies. Each such Committee will, among its duties, identify any compliance issues that are unique to the category of funds under its review and work with the appropriate board committees to ensure that any such issues are properly addressed. Investment Oversight Committee A currently consists of Ms. Baxter (Acting Chairperson) and Mr. Smith. Investment Oversight Committee B currently consists of Messrs. Curtis (Chairperson), Hill and Stephens. Investment Committee C currently consists of Messrs. Mullin (Chairperson) and Putnam and Dr. Kennan. Investment Oversight Committee D currently consists of Messrs. Patterson (Chairperson), Jackson and Dr. Joskow.

* What are some of the ways in which the Trustees represent shareholder interests?

Among other ways, the Trustees seek to represent shareholder interests:

* by carefully reviewing your fund's investment performance on an individual basis with your fund's investment team;

* by carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

* by discussing with senior management of Putnam Management steps being taken to address any performance deficiencies;

* by conducting an in-depth review of the fees paid by each fund and by negotiating with Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

* by reviewing brokerage costs and fees, allocations among brokers, soft dollar expenditures and similar expenses of each fund;

* by monitoring potential conflicts between the funds and Putnam
Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders and

* by monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

* How can shareholders communicate with the Trustees?

The Board of Trustees provides a process for shareholders to send communications to the Trustees. Shareholders may direct communications to the Board of Trustees as a whole or to specified individual Trustees by submitting them in writing to the following address:

                     The Putnam Funds
   Attention: "Board of Trustees" or any specified Trustee(s)
                  One Post Office Square
               Boston, Massachusetts 02109

The written communication must include the shareholder's name, be signed by the shareholder, refer to the Putnam fund(s) in which the shareholder holds shares and include the class and number of shares held by the shareholder as of a recent date. The Office of the Trustees will respond to all correspondence sent to Trustees; however, due to the volume of correspondence, all communications are not sent directly to the Trustees. The correspondence is reviewed, summarized and presented to the Trustees on a periodic basis.

* How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of each Putnam fund. A portion of these meetings is devoted to meetings of various committees of the board that focus on particular matters. Each Trustee generally attends at least two formal committee meetings during each regular meeting of the Trustees. In addition, the Trustees meet in small groups with Chief Investment Officers, Portfolio Leaders and Portfolio Members to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. During 2003, the average Trustee participated in approximately 49 committee and board meetings. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other committees, including the Executive Committee, may also meet on special occasions as the need arises. The number of times each committee met during your fund's fiscal year ended December 31, 2003 is shown in the table below:

Audit and Pricing Committee                    15
-------------------------------------------------
Board Policy and Nominating Committee           7
-------------------------------------------------
Brokerage and Custody Committee                 4
-------------------------------------------------
Communication, Service and Marketing Committee  9
-------------------------------------------------
Contract Committee                             14
-------------------------------------------------
Distributions Committee                         6
-------------------------------------------------
Executive Committee                             1
-------------------------------------------------
Investment Oversight Committees                30
-------------------------------------------------

Your fund does not have a policy with respect to Trustees' attendance at shareholder meetings. Your fund is not required under the Trust's
Agreement and Declaration of Trust to hold annual meetings, but has voluntarily undertaken to hold shareholder meetings at least every five years.

* What are the Trustees paid for their services?

Each Independent Trustee of your fund receives a fee for his or her services. Each Independent Trustee also receives fees for serving as Trustee of the other Putnam funds. Each Independent Trustee receives an annual retainer fee and an additional meeting fee for each Trustees' meeting attended. Independent Trustees who serve on board committees receive additional fees for attendance at certain committee meetings and for special services rendered in that connection. All of the current Independent Trustees are Trustees of all the Putnam funds and receive fees for their services from each fund. Mr. Putnam also receives the foregoing fees for his service as a Trustee of each Putnam fund.

The Trustees periodically review their fees to ensure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The Board Policy and Nominating Committee, which consists solely of Independent Trustees, estimates that committee and Trustee meeting time, together with the appropriate preparation, requires the equivalent of at least three business days per Trustee meeting. The following table shows the fees paid to each current Trustee by your fund for its most recent fiscal year and the fees paid to each current Trustee by all of the Putnam funds during calendar year 2003:




COMPENSATION TABLE
                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                           Putnam VT American         Putnam VT Capital       Putnam VT Capital      Putnam VT Discovery
Trustees                 Government Income Fund       Appreciation Fund       Opportunities Fund         Growth Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                     $1,182        $385        $539        $170       $145        $35         $613        $192
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         1,168         341         535         151        144         31          609         171
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   1,992         444         914         196        237         41        1,040         222
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                      1,185         353         542         156        145         32          617         176
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                      1,181         252         537         111        142         23          608         126
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         1,159         459         529         202        137         42          602         229
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                      1,173         389         536         172        144         36          610         195
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,174         251         537         111        144         23          611         126
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      1,456         205         667          90        175         19          759         102
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                      1,157         352         529         155        141         32          601         176
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                          Putnam VT Diversified       Putnam VT Equity        Putnam VT The George     Putnam VT Global
Trustees                      Income Fund               Income Fund           Putnam Fund of Boston  Asset Allocation Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                     $1,371        $417        $210         $35     $1,392       $424         $941        $290
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         1,356         371         209          31      1,377        376          931         258
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   2,309         482         347          41      2,345        489        1,585         335
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                      1,377         383         212          32      1,398        389          945         266
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                      1,370         273         203          23      1,390        277          940         190
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         1,347         498         204          42      1,367        505          924         346
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                      1,361         423         209          36      1,382        429          934         294
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,363         272         210          23      1,384        277          935         190
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      1,689         222         257          19      1,715        226        1,159         155
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                      1,343         382         205          32      1,364        388          922         266
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                             Putnam VT Global         Putnam VT Growth           Putnam VT Growth    Putnam VT Health
Trustees                       Equity Fund             and Income Fund          Opportunities Fund    Sciences Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                     $1,587        $492      $4,951      $1,535       $715       $222         $912        $280
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         1,570         437       5,982       1,363        707        197          902         249
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   2,674         568       8,340       1,773      1,205        256        1,536         324
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                      1,593         451       4,968       1,408        718        204          915         257
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                      1,586         322       4,946       1,005        714        145          911         183
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         1,559         587       4,861       1,830        702        265          895         334
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                      1,576         498       4,914       1,554        710        225          905         284
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,577         321       3,835       1,002        711        145          906         183
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      1,955         262       6,098         817        881        118        1,123         149
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                      1,554         451       4,848       1,407        700        203          893         257
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                              Putnam VT High                              Putnam VT International  Putnam VT International
Trustees                        Yield Fund          Putnam VT Income Fund      Equity Fund         Growth and Income Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                     $1,417        $431      $2,172        $662     $1,552       $476       $1,013        $313
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         1,097         382       2,148         588      1,535        422        1,002         278
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   2,386         497       3,657         764      2,613        549        1,706         361
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                      1,422         395       2,180         607      1,557        436        1,017         287
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                      1,415         282       2,169         433      1,556        311        1,012         205
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         1,391         513       2,132         789      1,524        567          995         373
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                      1,407         436       2,156         670      1,540        482        1,005         317
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,713         281       2,158         432      1,542        310        1,007         204
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      1,746         229       2,675         352      1,911        253        1,248         167
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                      1,388         395       2,127         606      1,520        436          992         287
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                          Putnam VT International                          Putnam VT Mid Cap         Putnam VT Money
Trustees                  New Opportunities Fund  Putnam VT Investors Fund    Value Fund              Market Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                       $991        $306      $1,262        $414       $110        $35       $1,204        $381
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           980         272       1,247         368        109         31        1,191         339
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   1,670         353       2,126         478        179         41        2,030         440
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                        995         281       1,265         380        110         32        1,209         350
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                        990         200       1,259         271        107         23        1,211         250
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           973         365       1,237         494        104         42        1,183         455
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                        984         310       1,252         419        109         36        1,196         386
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                           985         200       1,253         270        109         23        1,197         249
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      1,221         163       1,551         221        132         19        1,484         203
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                        971         280       1,235         380        106         32        1,180         349
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                              Putnam VT New           Putnam VT New         Putnam VT OTC &
Trustees                   Opportunities Fund          Value Fund         Emerging Growth Fund   Putnam VT Research Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                     $2,713        $837      $1,037        $297       $771       $254         $935        $290
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                         2,684         744       1,027         263        762        226          925         258
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   4,570         967       1,747         343      1,299        294        1,576         335
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                      2,723         768       1,043         272        773        233          939         266
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                      2,710         548       1,033         194        767        167          934         190
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                         2,664         999       1,020         354        756        303          919         346
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                      2,694         848       1,030         300        765        258          929         294
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         2,697         547       1,032         194        766        166          930         190
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      3,342         446       1,279         158        948        135        1,152         155
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                      2,657         767       1,016         272        755        233          916         266
------------------------------------------------------------------------------------------------------------------------------


                                      Retirement               Retirement               Retirement             Retirement
                                       benefits                 benefits                 benefits               benefits
                          Aggregate   accrued as    Aggregate  accrued as  Aggregate    accrued as  Aggregate  accrued as
                        compensation   part of    compensation  part of   compensation   part of  compensation  part of
                          from the       fund       from the      fund      from the       fund     from the      fund
                           fund (1)    expenses      fund (1)   expenses     fund (1)    expenses    fund (1)   expenses
------------------------------------------------------------------------------------------------------------------------------
                              Putnam VT Small      Putnam VT Utilities
Trustees                      Cap Value Fund      Growth and Income Fund   Putnam VT Vista Fund   Putnam VT Voyager Fund
------------------------------------------------------------------------------------------------------------------------------
Jameson A. Baxter/
1994(5)                     $1,008        $283      $1,010        $313       $965       $297       $4,339      $1,343
------------------------------------------------------------------------------------------------------------------------------
Charles B. Curtis/
2001                           998         252         999         278        954        263        4,291       1,192
------------------------------------------------------------------------------------------------------------------------------
John A. Hill/
1985(5)(7)                   1,697         327       1,701         361      1,625        343        7,309       1,551
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Jackson/
1996(5)                      1,014         260       1,014         287        969        272        4,355       1,232
------------------------------------------------------------------------------------------------------------------------------
Paul L. Joskow/
1997(5)                      1,004         186       1,009         205        964        194        4,335         897
------------------------------------------------------------------------------------------------------------------------------
Elizabeth T. Kennan/
1992                           992         338         992         373        948        354        4,261       1,601
------------------------------------------------------------------------------------------------------------------------------
John H. Mullin, III/
1997(5)                      1,002         287       1,003         317        958        300        4,307       1,360
------------------------------------------------------------------------------------------------------------------------------
Robert E. Patterson/
1984                         1,003         185       1,004         204        959        194        4,312         876
------------------------------------------------------------------------------------------------------------------------------
George Putnam, III/
1984(7)                      1,243         151       1,244         167      1,189        158        5,345         715
------------------------------------------------------------------------------------------------------------------------------
A.J.C. Smith/
1986(6)                         --          --          --          --         --         --           --          --
------------------------------------------------------------------------------------------------------------------------------
W. Thomas Stephens/
1997(5)                        988         260         989         287        945        272        4,249       1,230
------------------------------------------------------------------------------------------------------------------------------


                              Estimated               Total
                           annual benefits         compensation
                              from all               from
                             Putnam funds          all Putnam
                          upon retirement(2)       funds(3)(4)
----------------------------------------------------------------
Trustees                               For All Funds
----------------------------------------------------------------
Jameson A. Baxter/1994(5)     $100,000              $215,500
----------------------------------------------------------------
Charles B. Curtis/2001         100,000               210,250
----------------------------------------------------------------
John A. Hill/1985(5)(7)        200,000               413,625
----------------------------------------------------------------
Ronald J. Jackson/1996(5)      100,000               214,500
----------------------------------------------------------------
Paul L. Joskow/1997(5)         100,000               215,250
----------------------------------------------------------------
Elizabeth T. Kennan/1992       100,000               207,000
----------------------------------------------------------------
John H. Mullin, III/1997(5)    100,000                208.75
----------------------------------------------------------------
Robert E. Patterson/1984       100,000               206,500
----------------------------------------------------------------
George Putnam, III/1984(7)     125,000               260,500
----------------------------------------------------------------
A.J.C. Smith/1986(6)                --                    --
----------------------------------------------------------------
W. Thomas Stephens/1997(5)     100,000               206,500
----------------------------------------------------------------

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date. For Trustees who are not within three years of retirement, estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 2003.

(3) As of December 31, 2003, there were 101 funds in the Putnam family. For Mr. Hill, amounts shown also include compensation for service as a trustee of TH Lee, Putnam Emerging Opportunities Portfolio, a closed-end fund advised by an affiliate of Putnam Management.

(4) Includes amounts (ranging from $2,000 to $11,000 per Trustee) for which the Putnam funds were reimbursed by Putnam Management for special Board and committee meetings in connection with certain regulatory and other matters relating to alleged improper trading by certain Putnam Management employees and participants in certain 401(k) plans administered by Putnam Fiduciary Trust Company.

(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. As of December 31, 2003, the total amounts of deferred compensation payable by the fund, including income earned on such amounts, to certain Trustees were:



                                  Baxter        Hill         Jackson        Joskow        Mullin       Stephens
-----------------------------------------------------------------------------------------------------------------
Putnam VT American
Government Income Fund             $785        $2,260        $1,159          $855          $897          $353
-----------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Appreciation Fund                  $276          $794          $407          $301          $315          $124
-----------------------------------------------------------------------------------------------------------------
Putnam VT Capital
Opportunities Fund                  $51          $147           $75           $56           $58           $23
-----------------------------------------------------------------------------------------------------------------
Putnam VT Discovery
Growth Fund                        $567        $1,633          $837          $618          $648          $255
-----------------------------------------------------------------------------------------------------------------
Putnam VT Diversified
Income Fund                      $1,083        $3,118        $1,599        $1,180        $1,238          $487
-----------------------------------------------------------------------------------------------------------------
Putnam VT Equity
Income Fund                         $74          $214          $110           $81           $85           $33
-----------------------------------------------------------------------------------------------------------------
Putnam VT The George
Putnam Fund of Boston            $1,077        $3,102        $1,591        $1,174        $1,231          $484
-----------------------------------------------------------------------------------------------------------------
Putnam VT Global
Asset Allocation Fund            $3,907       $11,252        $5,770        $4,257        $4,466        $1,757
-----------------------------------------------------------------------------------------------------------------
Putnam VT Global
Equity Fund                      $8,447       $24,327       $12,476        $9,205        $9,655        $3,799
-----------------------------------------------------------------------------------------------------------------
Putnam VT Growth and
Income Fund                     $22,134       $63,742       $32,690       $24,118       $25,299        $9,955
-----------------------------------------------------------------------------------------------------------------
Putnam VT Growth
Opportunities Fund                 $567        $1,634          $838          $618          $648          $255
-----------------------------------------------------------------------------------------------------------------
Putnam VT Health
Sciences Fund                      $728        $2,096        $1,075          $793          $832          $327
-----------------------------------------------------------------------------------------------------------------
Putnam VT High
Yield Fund                       $5,404       $15,564        $7,982        $5,889        $6,177        $2,431
-----------------------------------------------------------------------------------------------------------------
Putnam VT Income Fund            $5,355       $15,420        $7,908        $5,835        $6,120        $2,408
-----------------------------------------------------------------------------------------------------------------
Putnam VT International
Equity Fund                      $1,558        $4,487        $2,301        $1,698        $1,781          $701
-----------------------------------------------------------------------------------------------------------------
Putnam VT International
Growth and Income Fund             $807        $2,323        $1,192          $879          $922          $363
-----------------------------------------------------------------------------------------------------------------


                              Baxter         Hill        Jackson        Joskow        Mullin       Stephens
-----------------------------------------------------------------------------------------------------------------
Putnam VT International
New Opportunities Fund             $791        $2,279        $1,169          $862          $905          $356
-----------------------------------------------------------------------------------------------------------------
Putnam VT Investors Fund         $1,052        $3,029        $1,553        $1,146        $1,202          $473
-----------------------------------------------------------------------------------------------------------------
Putnam VT Mid-Cap
Value Fund                          $38          $111           $57           $42           $44           $17
-----------------------------------------------------------------------------------------------------------------
Putnam VT Money
Market Fund                      $1,202        $3,462        $1,776        $1,310        $1,374          $541
-----------------------------------------------------------------------------------------------------------------
Putnam VT New
Opportunities Fund              $12,074       $34,771       $17,832       $13,156       $13,800        $5,431
-----------------------------------------------------------------------------------------------------------------
Putnam VT New
Value Fund                         $894        $2,574        $1,320          $974        $1,021          $402
-----------------------------------------------------------------------------------------------------------------
Putnam VT OTC &
Emerging Growth Fund               $614        $1,769          $907          $669          $702          $276
-----------------------------------------------------------------------------------------------------------------
Putnam VT Research Fund            $741        $2,135        $1,095          $808          $847          $333
-----------------------------------------------------------------------------------------------------------------
Putnam VT Small Cap
Value Fund                         $788        $2,269        $1,163          $858          $900          $354
-----------------------------------------------------------------------------------------------------------------
Putnam VT Utilities
Growth and Income Fund           $4,603       $13,254        $6,798        $5,015        $5,261        $2,070
-----------------------------------------------------------------------------------------------------------------
Putnam VT Vista Fund               $883        $2,544        $1,305          $963        $1,010          $397
-----------------------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund          $18,130       $52,210       $26,776       $19,755       $20,722        $8,154
-----------------------------------------------------------------------------------------------------------------


(6) Marsh & McLennan Companies, Inc. compensates Mr. Smith for his services as Trustee. Mr. Smith has waived any retirement benefits that he is entitled to receive under the Retirement Plan for Trustees of the Putnam funds.

(7) Includes additional compensation to Messrs. Hill and Putnam for service as Chairman of the Trustees and President of the Funds, respectively.

Under a Retirement Plan for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (currently the Board Policy and Nominating Committee) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled had he or she retired immediately prior to such termination or amendment. The Trustees have terminated the Plan with respect to any Trustee first elected to the Board after 2003.

2. ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS.

As described in the following proposals, the Trustees recommend that shareholders of the affected funds approve revisions to certain fundamental investment restrictions currently observed by such funds. Generally, the purpose of these proposed changes is to increase each fund's investment flexibility and reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions across all Putnam funds.

Background. The 1940 Act requires registered investment companies like the funds to have "fundamental" investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. "Fundamental" investment restrictions can be changed only by a shareholder vote.

The proposed revisions to certain of the fundamental investment restrictions of the funds are discussed below. By revising these fundamental investment restrictions, the Trustees believe that Putnam Management will be better able to manage the funds in a changing regulatory or investment environment. In addition, the process of monitoring the funds' compliance with investment restrictions will be simplified.

To the extent multiple proposals apply to the same fund, the adoption of any of these proposals is not contingent on the adoption of any other proposal.

2.A. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING.

Affected funds:

Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Growth and Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to borrowing be revised to reflect the standard restriction expected to be used by other Putnam funds. Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets. Generally, each of the affected fund's current restriction is more restrictive. Each of the affected funds currently is subject to one of the following restrictions relating to borrowing:

"[The fund may not]. . . [b]orrow money in excess of 10% of the value (taken at the lower of cost or current value) of [the fund's] total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased. (All affected funds except Putnam VT Voyager Fund.)

                               OR

"[The fund may not]. . . [b]orrow more than 50% of the value of its total assets (excluding borrowings and stock index futures contracts and call options on stock index futures contracts and stock indices) less liabilities other than borrowings and stock index futures contracts and call options on stock index futures and stock indices.
(Putnam VT Voyager Fund.)

The proposed fundamental investment restriction for each affected fund is set forth below:

"[The fund may not]. . . [b]orrow money in excess of 33 1/3% of the value of its total assets (not including the amount borrowed) at the time the borrowing is made."

If the proposed change is approved, each affected fund will not be restricted to borrowing only for redemption requests or for extraordinary or emergency purposes, and would not be limited to borrowing only from banks. The new restriction would not prohibit an affected fund from borrowing for leveraging purposes, although Putnam Management currently has no intention of borrowing for such purposes. If an affected fund were to borrow money, its net assets would tend to increase or decrease to a greater extent with market changes than if the fund had not borrowed money.

Putnam Management believes that this enhanced flexibility could assist each affected fund in achieving its investment objective. In circumstances in which an affected fund's available cash is not sufficient to meet, among other things, shareholder redemptions, Putnam Management believes that it may be advantageous at times for an affected fund to borrow money instead of raising cash by selling its portfolio securities, which could be disruptive to the fund's investment strategy.

In a separate proposal (see Proposal 2.B below), shareholders of these affected funds are being asked to approve an amendment to each affected fund's restriction on lending. The proposed revisions would, subject to the limitations discussed below, permit an affected fund to participate in an "interfund lending program," which would allow the fund, through a master loan agreement, to lend available cash to and borrow from other Putnam funds. As stated above, certain of the affected funds may currently borrow money only from banks. Each affected fund would be able to borrow money under the interfund lending program only if the interest rate on the loan is more favorable to the fund than the interest rates otherwise available for short-term bank loans, as well as being more favorable to the lending fund than available repurchase agreement rates. Putnam Management believes that the ability to engage in such borrowing transactions will allow an affected fund to pay lower interest rates on its borrowings. An affected fund could, in certain circumstances, have its loan recalled by a lending fund on one day's notice. In these circumstances, the affected fund might have to borrow from a bank at a higher interest rate if loans were not available from other Putnam funds.

The Putnam funds have received an exemptive order from the SEC which permits interfund lending between Putnam funds so long as certain conditions are satisfied.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.B. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING
     LOANS.

Affected funds:

Putnam VT Diversified Income Fund
Putnam VT Global Asset Allocation Fund
Putnam VT Growth and Income Fund
Putnam VT High Yield Fund
Putnam VT Income Fund
Putnam VT International Equity Fund
Putnam VT International Growth and Income Fund
Putnam VT International New Opportunities Fund
Putnam VT Money Market Fund
Putnam VT New Opportunities Fund
Putnam VT New Value Fund
Putnam VT Utilities Growth and Income Fund
Putnam VT Vista Fund
Putnam VT Voyager Fund

The Trustees recommend that each affected fund's fundamental investment restriction with respect to making loans be revised to reflect the standard restriction used by other Putnam funds and to clarify that each affected fund is permitted (subject to the limitation discussed above) to participate in the proposed interfund lending program described in Proposal 2.A. Each affected fund currently is subject to the following fundamental investment restriction, which states that such affected fund may not:

"Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities."

The proposed amended fundamental investment restriction for each affected fund is set forth below:

"[The fund may not]. . . [m]ake loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities."

If the proposal is approved, each affected fund would be able to participate in an interfund lending program and make loans to other Putnam funds for short-term purposes. As discussed in Proposal 2.A, a fund would only make loans under the program if it could receive an interest rate higher than those available for repurchase agreements. There is a risk that a fund could experience a delay in obtaining prompt repayment of a loan and, unlike repurchase agreements, the fund would not necessarily have received collateral for its loan. A delay in obtaining prompt payment could cause a fund to miss an investment opportunity or to incur costs to borrow money to replace the delayed payment.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.C. AMENDING FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS.

Affected funds: All funds

The Trustees recommend that each affected fund's fundamental investment restriction with respect to the diversification of its investments be revised to reflect the standard restrictions expected to be used by the other Putnam funds, depending on whether the affected fund is a "diversified" fund or a "non-diversified" fund.

Under the 1940 Act, a "diversified" fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities, cash, cash items or the securities of other regulated investment companies). The remaining 25% of the fund's total assets is not subject to this restriction.

A "non-diversified" fund is not subject to the 1940 Act restriction discussed above, but is only subject to the rules under the Internal Revenue Code of 1986, as amended (the "Code"), which require that a fund diversify its holdings at the end of each fiscal quarter such that, with respect to 50% of the fund's total assets, the fund does not have more than 5% of its total assets invested in any one issuer. The remaining 50% of the fund's assets is not subject to this 5% limitation, although with respect to that portion of its assets the fund may not invest more than 25% in any issuer. Neither of these Code requirements applies to U.S. government securities, cash, cash items or the securities of other regulated investment companies.

Each of the funds is currently subject to one of the following fundamental restrictions relating to diversification of investments:

"[The fund may not]. . . [w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities." (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund.)

                               OR

"[The fund may not]. . . [w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities." (All affected funds except Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund.)

The proposed amended fundamental investment restrictions for each of the funds are set forth below:

"[The fund may not] ...[w]ith respect to 50% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund.)

                               OR

"[The fund may not]. . .[w]ith respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies." (For all affected funds except Putnam VT Health Sciences Fund and Putnam VT Utilities Growth and Income Fund.)

If the proposed change is approved, each affected fund will continue to be able to invest up to 25% of its total assets in the securities of any one issuer. The amended restrictions would continue to exclude from their limitations U.S. government securities, cash and cash items, and would also exclude from its limitations securities of other investment companies. The proposed changes would not result in a "diversified" fund becoming a "non-diversified" fund or a "non-diversified" fund becoming a "diversified" fund.

The purpose of these proposed changes is to reduce administrative and compliance burdens by simplifying and making uniform these fundamental investment restrictions with respect to diversification of investments. The proposed revisions would also permit each affected fund to invest in shares of Putnam money market funds, Putnam short-term bond funds or other Putnam entities that operate as cash management investment vehicles in excess of the limitations discussed above, by excluding from these limitations securities of other investment companies.

The Putnam funds have received an exemptive order from the SEC which permits "cash sweep" arrangements in which a fund invests all or a portion of its available cash in a Putnam cash management investment vehicle, such as a Putnam money market fund, rather than directly in short-term instruments. If the proposed change is approved, each affected fund will be able to invest up to 25% of its total assets in a Putnam money market fund or other Putnam cash management investment vehicle, in accordance with the conditions set forth in the SEC exemptive order. Putnam Management believes that use of a Putnam money market fund or other Putnam cash management investment vehicle to invest an affected fund's uninvested cash and cash collateral from securities lending arrangements may achieve greater efficiencies, reduce fund management expenses and increase returns. Moreover, use of a Putnam money market fund or other Putnam cash management investment vehicle in these instances would permit an affected fund's management team to focus on the management of the principal investments of the fund.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

2.D.  AMENDING A FUND'S INVESTMENT OBJECTIVE.

Affected fund: Putnam VT Equity Income Fund

The Trustees recommend that the affected fund's shareholders approve an amendment to the affected fund's investment objective, which, as disclosed in the affected fund's prospectus, states:

The fund seeks current income. Capital growth is a secondary objective when consistent with seeking current income.

The proposed new investment objective of the affected fund is the following:

The fund seeks capital growth and current income.

Putnam Management believes that the affected fund's current investment objective, which gives priority to current income, could under certain circumstances impair the management team's ability to pursue total return. Putnam Management believes that, by restating the fund's investment objective to give greater emphasis to capital growth, the affected fund's management team will be able, consistent with the affected fund's non-fundamental policy of investing at least 80% of the fund's net assets in common stocks and other equity investments that offer potential for current income, to give more weight to stocks that Putnam Management believes have the potential to contribute to the capital growth of the affected fund. The non-fundamental policy may not be changed without providing at least 60 days' advance notice to shareholders.

If approved, the proposed investment objective is not expected to have a material effect on the investment strategy of the affected fund in the near term, although it may over time lead to increased investments in growth stocks. Growth stocks may trade at a higher multiple of current earnings than other stocks. The values of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the management team's assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the management team has placed on it.

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected fund, or (2) 67% of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares of the affected fund are present at the meeting in person or by proxy.

3. APPROVING AN AMENDMENT TO DECLARATION OF TRUST.

Affected funds: All funds

The Trustees of the Trust have approved and recommend shareholder authorization of a proposal to amend the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") to expressly provide that the Trust may pay redemption proceeds in-kind (i.e., by delivering portfolio securities rather than cash). The Declaration of Trust provides that it may be amended by the Trustees when authorized by the Trust's shareholders.

Article VI, Section 2 to the Declaration of Trust currently reads as follows:

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The proposed amendment to the Declaration of Trust is set forth below:

                         Article VI

          Distributions, Redemptions and Repurchases

                           * * *

Redemption and Repurchases

Section 2. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of any certificate for the Shares to be purchased, a proper instrument of transfer and a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares, or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof, as next determined in accordance with the Bylaws, less any redemption charge fixed by the Trustees. Payment for said Shares shall be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than customary weekends or holidays, or, if permitted by the rules of the Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impractical for the Trust to dispose of its investments or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made. Payment for any redemption, purchase or repurchase may be made in cash or in other property, or in any combination thereof. The composition of any such payment shall be determined by the Trust in its sole discretion, and the Trust shall have no obligation to effect a pro rata division of cash or other property in making any such payment. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any payment.

Putnam Management recommends the proposed change to modernize and standardize this provision of the Declaration of Trust. The Declaration of Trust is currently silent on the matter of the permitted form of redemption payments and could be construed as permitting only a cash payment. Although the Trust has no current intention to redeem its shares other than for cash, Putnam Management believes that the explicit authority to pay a redemption wholly or partially in kind may benefit the Trust's remaining shareholders in circumstances where a fund is facing significant redemptions. Putnam Management expects that a fund would consider making in-kind redemptions only under extraordinary or emergency circumstances -- for instance, when an investor, without prior notice to a fund, submits a very large redemption request that would cause the fund to immediately liquidate sizeable portfolio holdings at potentially disadvantageous prices (thereby reducing the value of the shares owned by remaining shareholders). It is Putnam Management's understanding that many other mutual funds currently have this flexibility. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the portfolio securities into cash. If the proposal is approved by the Trust's shareholders, the Trust, on behalf of each fund of the Trust, intends to file an election with the SEC under Rule 18f-1 under the 1940 Act, which will commit each fund to pay in cash any requests for redemption by a single shareholder during any 90-day period of up to the lesser of $250,000 or 1% of the fund's net asset value at the beginning of the 90-day period.

Required Vote. All shares of the Trust will vote together as a single class, and approval of this proposal requires the affirmative vote of shareholders holding a majority of the shares of the Trust entitled to vote.


Further information about voting and the meeting

Quorum and methods of tabulation. The shareholders of each fund vote separately with respect to each proposal other than the election of Trustees (Proposal 1) and approving the amendment to the Trust's Declaration of Trust (Proposal 3), in which case shareholders of each fund vote together as a single class. Thirty percent of the shares of the Trust entitled to vote constitutes a quorum for the transaction of business with respect to any proposal at the meeting except that, where shareholders of a fund vote separately with respect to a proposal, then 30% of the shares of the fund entitled to vote constitute a quorum for the transaction of business by that fund with respect to such proposal. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting. The tellers will count the total number of votes cast "for" approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, abstentions will not have an effect on the outcome of the proposal. With respect to any other proposals, abstentions will have the effect of a vote "against" the proposal.

Other business. The Trustees know of no matters other than those set forth herein to be brought before the meeting. If, however, any other matters properly come before the meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of each of the other funds of the Trust. It is anticipated that all meetings will be held simultaneously.

If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies and voting instructions by mail, the Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, Putnam Retail Management and the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. Your fund may arrange to have PFPC, Inc., a proxy solicitation firm, call you to record your voting instructions by telephone. The procedures for solicitation of proxies and voting instructions by telephone are designed to authenticate Contract Owners' identities, to allow them to authorize the voting of their units in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Contract Owners would be called at the phone number Putnam Management has in its records for their accounts (or that Putnam Management obtains from the Insurance Companies), and would be asked for their Social Security number or other identifying information. The Contract Owners would then be given an opportunity to give their instructions. To ensure that the Contract Owners' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

The Trust's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies and the giving of voting instructions. Consistent with this policy, your fund may solicit proxies from Contract Owners who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The Putnam funds have retained at their own expense PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, to aid in the solicitation of instructions for Contract Owners, for a fee expected not to exceed $2,000 per fund plus out-of- pocket expenses. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, are borne by each fund.

Contract Owner Instructions. Each Contract Owner is entitled to instruct his or her Insurance Company as to how to vote its shares and can do so by marking voting instructions on the voting instruction card enclosed with this proxy statement and then signing, dating and mailing the card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the proposal. Each Insurance Company shareholder will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to accounts retained by each Insurance Company shareholder will be voted in the same proportion as votes cast by Contract Owners. Accordingly, there are not expected to be any "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter).

Contract Owners have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by a third-party vendor hired by Putnam Management. The giving of such voting instructions will not affect your right to vote in person should you decide to attend the meeting. To use the Internet, please access the Internet address listed on your voting instruction card, and follow the instructions on the Internet site. The Internet voting procedures are designed to authenticate Contract Owners' identities, to allow Contract Owners to give their voting instructions and to confirm that shareholders' instructions have been recorded properly. Contract Owners voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the Contract Owners.

Revocation of proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time by the Insurance Company shareholder before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by properly executing a later-dated proxy, (iii) by recording later-dated voting instructions via the Internet or (iv) by attending the meeting and voting in person.

Revocation of instructions. Any Contract Owner giving instructions to an Insurance Company has the power to revoke such instructions by mail or via the Internet by providing superseding instructions. All properly executed instructions received in time for the meeting will be voted as specified in the instructions.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund does not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In addition, your fund has voluntarily undertaken to hold shareholder meetings at least every five years. In accordance with the regulations of the SEC, in order to be eligible for inclusion in the Trust's proxy statement for such a meeting, a shareholder or Contract Owner proposal must be received a reasonable time before the fund prints and mails its proxy statement.

The Board Policy and Nominating Committee will also consider nominees recommended by shareholders of the Trust to serve as Trustees. A shareholder or Contract Owner must submit the names of any such nominees in writing to the Trust, to the attention of the Clerk, at the address of the principal offices of the Trust.

If a shareholder who wishes to present a proposal at a special shareholder meeting fails to notify the Trust within a reasonable time before the fund mails its proxy statement, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. All shareholder proposals must also comply with other requirements of the SEC's rules and the Declaration of Trust.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting with respect to any fund for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting by the relevant fund to be adjourned. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting by any fund may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal for any other fund.

Financial information. The Trust will furnish to you upon request and without charge, a copy of the Trust's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-866-419-0695.


Fund Information

Putnam Investments. Putnam Investment Management, LLC, the funds' investment manager, is a subsidiary of Putnam Management Trust, which is in turn owned by Putnam Investments. Putnam Investments Limited, the sub-manager for Putnam VT Global Equity Fund and Putnam VT International Equity Fund, is a subsidiary of The Putnam Advisory Company, LLC, which is in turn owned by Putnam Investments. Putnam Investments is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is in turn owned by Marsh & McLennan Companies, Inc., a leading professional services firm that includes risk and insurance services, investment management and consulting businesses. Putnam Fiduciary Trust Company, the fund's investor servicing agent and custodian, and Putnam Retail Management Limited Partnership, the fund's principal underwriter, are also subsidiaries of Putnam Investments. The address of Putnam Investments Trust, Putnam Investments, Putnam Investment Management, LLC, Putnam Retail Management Limited Partnership and Putnam Fiduciary Trust Company is One Post Office Square, Boston, Massachusetts 02109. The address of Putnam Investments Limited is Cassini House, 57-59 St. James's Street, London SW1A 1LD, United Kingdom. The address of the executive offices of Marsh & McLennan Companies, Inc. is 1166 Avenue of the Americas, New York, New York 10036.

Litigation. Exhibit B to this proxy statement describes the pending legal proceedings in which the Trustees have been named as parties adverse to your fund as of August 31, 2004.

Limitation of Trustee liability. The Declaration of Trust provides that the Trust will indemnify the Trustees and officers of the Trust against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Independent registered public accounting firm. As listed below, the Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110 as the independent registered public accounting firm for each fund's current fiscal year. This firm is among the country's preeminent independent registered public accounting firms. The firm was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services and the competitiveness of its fees. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting to make statements and to respond to appropriate questions.

The following table presents fees billed in each of the last two fiscal years ended December 31, 2002 and December 31, 2003 for services rendered to a fund:


--------------------------------------------------------------------------------------------------
                           Putnam VT American         Putnam VT Capital         Putnam VT Capital
                       Government Income Fund         Appreciation Fund        Opportunities Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $28,185            2003 - $23,359            2003 - $22,689
                               2002 - $23,302            2002 - $23,010                 2002 - $0
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $1,820             2003 - $1,724             2003 - $2,625
                                2002 - $1,904             2002 - $2,578                 2002 - $0
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                         Putnam VT Discovery      Putnam VT Diversified          Putnam VT Equity
                                 Growth Fund                Income Fund               Income Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $25,496            2003 - $71,752            2003 - $22,762
                               2002 - $34,791            2002 - $61,784                 2002 - $0
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                               2002 - $24,000*                2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $1,724             2003 - $5,136             2003 - $2,625
                                2002 - $2,579             2002 - $4,703                 2002 - $0
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                         Putnam VT The George          Putnam VT Global          Putnam VT Global
                        Putnam Fund of Boston     Asset Allocation Fund               Equity Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $54,409            2003 - $62,426            2003 - $54,273
                               2002 - $44,982            2002 - $64,313            2002 - $55,745
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $3,361             2003 - $4,977             2003 - $6,217
                                2002 - $3,259             2002 - $4,839             2002 - $6,105
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                         Putnam VT Growth and          Putnam VT Growth          Putnam VT Health
                                  Income Fund        Opportunities Fund             Sciences Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $81,084            2003 - $25,668            2003 - $23,444
                               2002 - $57,753            2002 - $23,241            2002 - $20,631
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $2,717             2003 - $1,719             2003 - $1,750
                                2002 - $3,604             2002 - $1,884             2002 - $1,930
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                               Putnam VT High                 Putnam VT   Putnam VT International
                                   Yield Fund               Income Fund               Equity Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $62,730            2003 - $78,174            2003 - $47,132
                               2002 - $53,770            2002 - $62,300            2002 - $37,502
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0            2002 - $23,100*
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $3,233             2003 - $2,382             2003 - $5,966
                                2002 - $3,297             2002 - $2,441             2002 - $2,487
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                      Putnam VT International   Putnam VT International                 Putnam VT
                       Growth and Income Fund    New Opportunities Fund            Investors Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $32,702            2003 - $31,260            2003 - $29,196
                               2002 - $28,447            2002 - $27,729            2002 - $29,353
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $2,354             2003 - $3,859             2003 - $1,762
                                2002 - $2,384             2002 - $5,298             2002 - $2,058
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                            Putnam VT Mid Cap           Putnam VT Money             Putnam VT New
                                   Value Fund               Market Fund        Opportunities Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $22,707            2003 - $46,031            2003 - $54,241
                                    2002 - $0            2002 - $37,838            2002 - $42,405
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $2,625             2003 - $1,459             2003 - $1,847
                                    2002 - $0             2002 - $1,364             2002 - $2,517
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                                Putnam VT New           Putnam VT OTC &                Putnam VT
                                   Value Fund      Emerging Growth Fund             Research Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $24,954            2003 - $19,338            2003 - $24,820
                               2002 - $21,605            2002 - $19,560            2002 - $20,619
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $1,758             2003 - $1,734             2003 - $1,883
                                2002 - $1,949             2002 - $1,886             2002 - $1,884
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                          Putnam VT Small Cap       Putnam VT Utilities                 Putnam VT
                                   Value Fund    Growth and Income Fund                Vista Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $26,076            2003 - $28,625            2003 - $35,661
                               2002 - $22,641            2002 - $30,612            2002 - $35,767
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $1,811             2003 - $2,307             2003 - $1,756
                                2002 - $1,964             2002 - $2,377             2002 - $1,984
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0                 2003 - $0                 2003 - $0
                                    2002 - $0                 2002 - $0                 2002 - $0
--------------------------------------------------------------------------------------------------
                                    Putnam VT
                                 Voyager Fund
--------------------------------------------------------------------------------------------------
Audit Fees                     2003 - $70,643
                               2002 - $57,032
--------------------------------------------------------------------------------------------------
Audit-Related Fees                  2003 - $0
                                    2002 - $0
--------------------------------------------------------------------------------------------------
Tax Fees                        2003 - $1,933
                                2002 - $2,959
--------------------------------------------------------------------------------------------------
All Other Fees                      2003 - $0
                                    2002 - $0
--------------------------------------------------------------------------------------------------



* Includes fees billed to the fund for services relating to one or more fund mergers. A portion of such fees was paid by Putnam Management.

Audit Fees represents fees billed for a fund 's last two fiscal years.

Audit-Related Fees represents fees billed in a fund 's last two fiscal years for services traditionally performed by the fund 's independent auditors, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represents fees billed in a fund 's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

The following tables present the amounts the independent auditors billed for aggregate non-audit fees in each of the last two fiscal years to each fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund:



----------------------------------------------------------------------------------------
                 Putnam VT American         Putnam VT Capital         Putnam VT Capital
             Government Income Fund         Appreciation Fund        Opportunities Fund
----------------------------------------------------------------------------------------
Non-                2003 - $142,650           2003 - $142,554           2003 - $143,455
Audit Fees            2002 - $1,904             2002 - $2,578                 2002 - $0
----------------------------------------------------------------------------------------
                Putnam VT Discovery     Putnam VT Diversified          Putnam VT Equity
                        Growth Fund               Income Fund               Income Fund
----------------------------------------------------------------------------------------
Non-                2003 - $142,554           2003 - $145,966           2003 - $143,455
Audit Fees           2002 - $26,579             2002 - $4,703                 2002 - $0
----------------------------------------------------------------------------------------
               Putnam VT The George          Putnam VT Global          Putnam VT Global
              Putnam Fund of Boston     Asset Allocation Fund               Equity Fund
----------------------------------------------------------------------------------------
Non-                2003 - $144,191           2003 - $145,807           2003 - $147,047
Audit Fees            2002 - $3,259             2002 - $4,839             2002 - $6,105
----------------------------------------------------------------------------------------
               Putnam VT Growth and          Putnam VT Growth          Putnam VT Health
                        Income Fund        Opportunities Fund             Sciences Fund
----------------------------------------------------------------------------------------
Non-                2003 - $143,547           2003 - $142,549           2003 - $142,580
Audit Fees            2002 - $3,604             2002 - $1,884             2002 - $1,930
----------------------------------------------------------------------------------------
                     Putnam VT High                 Putnam VT   Putnam VT International
                         Yield Fund               Income Fund               Equity Fund
----------------------------------------------------------------------------------------
Non-                2003 - $144,063           2003 - $143,212           2003 - $146,796
Audit Fees            2002 - $3,297             2002 - $2,441            2002 - $25,587
----------------------------------------------------------------------------------------
            Putnam VT International   Putnam VT International                 Putnam VT
             Growth and Income Fund    New Opportunities Fund            Investors Fund
----------------------------------------------------------------------------------------
Non-                2003 - $143,184           2003 - $144,689           2003 - $142,592
Audit Fees            2002 - $2,384             2002 - $5,298             2002 - $2,058
----------------------------------------------------------------------------------------
                  Putnam VT Mid Cap           Putnam VT Money              Putnam VT New
                         Value Fund               Market Fund        Opportunities Fund
----------------------------------------------------------------------------------------
Non-                2003 - $143,455           2003 - $142,289           2003 - $142,677
Audit Fees                2002 - $0             2002 - $1,364             2002 - $2,517
----------------------------------------------------------------------------------------
                      Putnam VT New            Putnam VT OTC &                Putnam VT
                         Value Fund      Emerging Growth Fund             Research Fund
----------------------------------------------------------------------------------------
Non-                2003 - $142,588           2003 - $142,564           2003 - $142,713
Audit Fees            2002 - $1,949             2002 - $1,886             2002 - $1,884
----------------------------------------------------------------------------------------
                    Putnam VT Small       Putnam VT Utilities                 Putnam VT
                     Cap Value Fund    Growth and Income Fund                Vista Fund
----------------------------------------------------------------------------------------
Non-                2003 - $142,641           2003 - $143,137           2003 - $142,586
Audit Fees            2002 - $1,964             2002 - $2,377             2002 - $1,984
----------------------------------------------------------------------------------------
                          Putnam VT
                       Voyager Fund
----------------------------------------------------------------------------------------
Non-                2003 - $142,763
Audit Fees            2002 - $2,959
----------------------------------------------------------------------------------------



Pre-Approval Policies of the Audit and Pricing Committee.

The Audit and Pricing Committee has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditor will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Management and certain of its affiliates to engage the services of the funds' independent auditor, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees and why this work must be performed by the audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6,2003, all work performed by the independent auditor for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditors' engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the funds.

For each fund's last two fiscal years, such fund's principal auditors did not bill for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Officers and other information. All of the officers of the Trust, with the exception of Mr. Putnam, III, are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management, Putnam Retail Management or their affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Investments Trust and indirectly of Putnam LLC, Messrs. Haldeman, Putnam, III and Smith (nominees for Trustees of the Trust), as well as the officers of the Trust, will benefit from the management fees, distribution fees, custodian fees, and investor servicing fees paid or allowed by each fund. In addition to Mr. Putnam, III, the other officers of each fund are as follows:



                                      Year first
Name (birthdate)                      elected       Business experience
Office with the fund                  to office     during past five years
---------------------------------------------------------------------------------
Charles E. Porter (7/26/38)*          1989          Managing Director,
Executive Vice President,                           Putnam Investments
Associate Treasurer and                             Putnam Management
Principal Executive Officer
---------------------------------------------------------------------------------
Jonathan S. Horwitz (6/4/55)*         2004          Managing Director,
Senior Vice President and Treasurer                 Putnam Investments
---------------------------------------------------------------------------------
Steven D. Krichmar (6/27/58)          2002          Senior Managing Director,
Vice President and Principal                        Putnam Investments.
Financial Officer                                   Prior to 2001, Mr.Krichmar
                                                    was a Partner at
                                                    PricewaterhouseCoopers,
                                                    LLP
---------------------------------------------------------------------------------
Michael T. Healy (1/24/58)            2000          Managing Director,
Assistant Treasurer and Principal                   Putnam Investments
Accounting Officer
---------------------------------------------------------------------------------
Charles A. Ruys de Perez (10/17/57)   2004          Managing Director,
Vice President and Chief                            Putnam Investments
Compliance Officer
---------------------------------------------------------------------------------
Beth S. Mazor (4/6/58)                2002          Senior Vice President,
Vice President                                      Putnam Investments
---------------------------------------------------------------------------------
Daniel T. Gallagher (2/27/62)*        2004          Vice President, Putnam
Vice President and Legal and                        Investments. Prior to
Compliance Liaison Officer                          2004, Mr. Gallagher was an
                                                    Associate for Ropes &
                                                    Gray LLP. Prior to 2000, he
                                                    was a Law Clerk for the
                                                    Massachusetts Supreme
                                                    Judicial Court
---------------------------------------------------------------------------------
Mark C. Trenchard (6/5/62)            2002          Senior Vice President,
Vice President and                                  Putnam Investments
BSA Compliance Officer
---------------------------------------------------------------------------------
Francis J. McNamara (8/19/55)         2004          Senior Managing Director,
Vice President and Chief Legal Officer              Putnam Investments,
                                                    Putnam Management
                                                    and Putnam Retail
                                                    Management. Prior to
                                                    2004, Mr. McNamara
                                                    was General Counsel
                                                    of State Street Research
                                                    & Management
---------------------------------------------------------------------------------
James P. Pappas (2/24/53)             2004          Managing Director,
Vice President                                      Putnam Investments and
                                                    Putnam Management.
                                                    During 2002, Mr. Pappas
                                                    was Chief Operating
                                                    Officer of Atalanta/Sosnoff
                                                    Management Corporation.
                                                    Prior to 2001, he was
                                                    President and Chief
                                                    Executive Officer of UAM
                                                    Investment Services, Inc.
---------------------------------------------------------------------------------
Richard S. Robie, III (3/30/60)       2004          Senior Managing Director,
Vice President                                      Putnam Investments,
                                                    Putnam Management and
                                                    Putnam Retail Management.
                                                    Prior to 2003, Mr. Robie was
                                                    Senior Vice President of
                                                    United Asset Management
                                                    Corporation
---------------------------------------------------------------------------------
Judith Cohen (6/7/45)                 1993          Clerk and Assistant
Clerk and Assistant Treasurer                       Treasurer, The Putnam
                                                    Funds
---------------------------------------------------------------------------------


* Officers of each fund who are members of the Trustees' independent administrative staff. Compensation for these officers is fixed by the Trustees and reimbursed by the Putnam funds.



Shares outstanding of your fund as of July 31, 2004
-----------------------------------------------------------------------------------
Fund                                                   Class IA           Class IB
-----------------------------------------------------------------------------------
Putnam VT American Government Income Fund        14,158,647.370      8,057,275.299
-----------------------------------------------------------------------------------
Putnam VT Capital Appreciation Fund               3,065,377.958      2,679,827.710
-----------------------------------------------------------------------------------
Putnam VT Capital Opportunities Fund                687,276.803        482,237.983
-----------------------------------------------------------------------------------
Putnam VT Discovery Growth Fund                   3,821,240.484      7,259,488.565
-----------------------------------------------------------------------------------
Putnam VT Diversified Income Fund                47,649,841.531     16,549,112.262
-----------------------------------------------------------------------------------
Putnam VT Equity Income Fund                      5,037,526.672      3,145,831.930
-----------------------------------------------------------------------------------
Putnam VT The George Putnam Fund of Boston       40,598,846.593     24,844,819.194
-----------------------------------------------------------------------------------
Putnam VT Global Asset Allocation Fund           28,600,651.913      2,880,676.113
-----------------------------------------------------------------------------------
Putnam VT Global Equity Fund                     65,016,551.902      7,819,588.028
-----------------------------------------------------------------------------------
Putnam VT Growth and Income Fund                192,530,305.703     35,377,051.369
-----------------------------------------------------------------------------------
Putnam VT Growth Opportunities Fund               7,384,718.999      8,173,151.046
-----------------------------------------------------------------------------------
Putnam VT Health Sciences Fund                   16,141,698.077     14,580,132.691
-----------------------------------------------------------------------------------
Putnam VT High Yield Fund                        69,052,297.365     20,530,149.877
-----------------------------------------------------------------------------------
Putnam VT Income Fund                            53,318,083.430     21,412,341.545
-----------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund   19,464,317.695      5,870,926.080
-----------------------------------------------------------------------------------
Putnam VT International Equity Fund              31,333,453.559     39,125,995.197
-----------------------------------------------------------------------------------
Putnam VT International New Opportunities Fund    7,775,916.987     11,972,679.846
-----------------------------------------------------------------------------------
Putnam VT Investors Fund                         35,501,442.854     23,739,329.307
-----------------------------------------------------------------------------------
Putnam VT Mid Cap Value Fund                      2,035,673.270        822,742.843
-----------------------------------------------------------------------------------
Putnam VT Money Market Fund                     333,914,243.530    117,270,131.480
-----------------------------------------------------------------------------------
Putnam VT New Opportunities Fund                105,370,989.810     10,674,626.816
-----------------------------------------------------------------------------------
Putnam VT New Value Fund                         27,609,680.993     11,486,111.902
-----------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth Fund             11,734,640.806      7,160,496.669
-----------------------------------------------------------------------------------
Putnam VT Research Fund                          10,609,242.188     11,681,915.332
-----------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund                   15,515,544.936     19,491,397.401
-----------------------------------------------------------------------------------
Putnam VT Utilities Growth and Income Fund       28,047,582.133      4,392,499.250
-----------------------------------------------------------------------------------
Putnam VT Vista Fund                             22,443,761.487     21,868,547.391
-----------------------------------------------------------------------------------
Putnam VT Voyager Fund                           95,338,492.834     19,716,733.289
-----------------------------------------------------------------------------------



Share Ownership

As of July 31, 2004, the officers and Trustees as a group owned of record no shares of the Trust or any fund thereof. As of July 31, 2004, to the knowledge of the Trust, only the following persons owned of record or beneficially 5% or more of any class of shares of any fund.



                                        Shareholder name                     Percentage
Fund and class                          and address                          owned
----------------------------------------------------------------------------------------
Putnam VT American Government
Income Fund-- Class IA                  Hartford Life(4)*                        100.00%
----------------------------------------------------------------------------------------
Putnam VT American Government
Income Fund-- Class IB                  Allstate Life Insurance Company(1)*       75.70
----------------------------------------------------------------------------------------
Putnam VT American Government
Income Fund-- Class IB                  Hartford Life(4)                          14.80
----------------------------------------------------------------------------------------
Putnam VT American Government
Income Fund-- Class IB                  Allstate Life of NY(1)                     9.10
----------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund-- Class IA                         Hartford Life & Annuity(4)*               49.80
----------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund-- Class IA                         Hartford Life Insurance Company(4)*       34.40
----------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund-- Class IA                         Putnam Investments(9)                     14.90
----------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund-- Class IB                         Hartford Life & Annuity(4)*               45.90
----------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund-- Class IB                         Allstate Life Insurance Company(1)*       39.40
----------------------------------------------------------------------------------------
Putnam VT Capital Opportunities
Fund-- Class IB                         Hartford Life Insurance Company(4)        11.40
----------------------------------------------------------------------------------------
Putnam VT Capital Appreciation
Fund-- Class IA                         Hartford Life(4)*                        100.00
----------------------------------------------------------------------------------------
Putnam VT Capital Appreciation
Fund-- Class IB                         Allstate Life Insurance Company(1)*       75.00
----------------------------------------------------------------------------------------
Putnam VT Capital Appreciation
Fund-- Class IB                         Hartford Life(4)                          19.70
----------------------------------------------------------------------------------------
Putnam VT Capital Appreciation
Fund-- Class IB                         Allstate Life of NY(1)                     5.10
----------------------------------------------------------------------------------------
Putnam VT Discovery Growth
Fund-- Class IA                         Hartford Life(4)*                        100.00
----------------------------------------------------------------------------------------
Putnam VT Discovery Growth
Fund-- Class IB                         Allstate Life Insurance Company(1)*       56.10
----------------------------------------------------------------------------------------
Putnam VT Discovery Growth
Fund-- Class IB                         Hartford Life(4)                          12.30
----------------------------------------------------------------------------------------
Putnam VT Discovery Growth
Fund-- Class IB                         ING Life Companies(5)                      9.00
----------------------------------------------------------------------------------------
Putnam VT Diversified Income
Fund-- Class IA                         Hartford Life(4)*                         97.70
----------------------------------------------------------------------------------------
Putnam VT Diversified Income
Fund-- Class IB                         Allstate Life Insurance Company(1)*       62.70
----------------------------------------------------------------------------------------
Putnam VT Diversified Income
Fund-- Class IB                         Hartford Life(4)                          21.60
----------------------------------------------------------------------------------------
Putnam VT Diversified Income
Fund-- Class IB                         Allstate Life of NY(1)                     6.80
----------------------------------------------------------------------------------------
Putnam VT Equity Income
Fund-- Class IA                         Hartford Life & Annuity(4)*               64.40
----------------------------------------------------------------------------------------
Putnam VT Equity Income
Fund-- Class IA                         Hartford Life Insurance Company(4)*       35.00
----------------------------------------------------------------------------------------
Putnam VT Equity Income
Fund-- Class IB                         Allstate Life Insurance Company(1)*       40.60
----------------------------------------------------------------------------------------
Putnam VT Equity Income
Fund-- Class IB                         Hartford Life & Annuity(4)*               29.50
----------------------------------------------------------------------------------------
Putnam VT Equity Income
Fund-- Class IB                         MetLife Investors Insurance Company(8)    15.80
----------------------------------------------------------------------------------------
Putnam VT Equity Income
Fund-- Class IB                         Hartford Life Insurance Company(4)         9.20
----------------------------------------------------------------------------------------
Putnam VT The George Putnam
Fund of Boston-- Class IA               Hartford Life(4)*                         99.80
----------------------------------------------------------------------------------------
Putnam VT The George Putnam
Fund of Boston-- Class IB               Allstate Life Insurance Company(1)*       80.40
----------------------------------------------------------------------------------------
Putnam VT The George Putnam
Fund of Boston-- Class IB               Hartford Life(4)                          12.30
----------------------------------------------------------------------------------------
Putnam VT The George Putnam
Fund of Boston-- Class IB               Allstate Life of NY(1)                     5.70
----------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
Fund-- Class IA                         Hartford Life(4)*                         98.50
----------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
Fund-- Class IB                         Allstate Life Insurance Company(1)*       70.30
----------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
Fund-- Class IB                         Hartford Life(4)                          21.50
----------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation
Fund-- Class IB                         Allstate Life of NY(1)                     8.10
----------------------------------------------------------------------------------------
Putnam VT Global Equity
Fund-- Class IA                         Hartford Life(4)*                         99.60
----------------------------------------------------------------------------------------
Putnam VT Global Equity
Fund-- Class IB                         Allstate Life Insurance Company(1)*       75.80
----------------------------------------------------------------------------------------
Putnam VT Global Equity
Fund-- Class IB                         Hartford Life(4)                           9.00
----------------------------------------------------------------------------------------
Putnam VT Global Equity
Fund-- Class IB                         Allstate Life of NY(1)                     7.80
----------------------------------------------------------------------------------------
Putnam VT Global Equity
Fund-- Class IB                         AEGON PFL First Union(12)                  6.60
----------------------------------------------------------------------------------------
Putnam VT Growth and Income
Fund-- Class IA                         Hartford Life(4)*                         97.20
----------------------------------------------------------------------------------------
Putnam VT Growth and Income
Fund-- Class IB                         Allstate Life Insurance Company(1)*       69.40
----------------------------------------------------------------------------------------
Putnam VT Growth and Income
Fund-- Class IB                         Hartford Life(4)                          10.20
----------------------------------------------------------------------------------------
Putnam VT Growth and Income
Fund-- Class IB                         Allstate Life of NY(1)                     5.60
----------------------------------------------------------------------------------------
Putnam VT Growth Opportunities
Fund-- Class IA                         Hartford Life(4)*                        100.00
----------------------------------------------------------------------------------------
Putnam VT Growth Opportunities
Fund-- Class IB                         Allstate Life Insurance Company(1)*       73.40
----------------------------------------------------------------------------------------
Putnam VT Growth Opportunities
Fund-- Class IB                         Hartford Life(4)                          15.20
----------------------------------------------------------------------------------------
Putnam VT Growth Opportunities
Fund-- Class IB                         Allstate Life of NY(1)                     6.60
----------------------------------------------------------------------------------------
Putnam VT Health Sciences
Fund-- Class IA                         Hartford Life(4)*                        100.00
----------------------------------------------------------------------------------------
Putnam VT Health Sciences
Fund-- Class IB                         Allstate Life Insurance Company(1)*       49.40
----------------------------------------------------------------------------------------
Putnam VT Health Sciences
Fund-- Class IB                         AXP IDS Life(3)                           21.10
----------------------------------------------------------------------------------------
Putnam VT Health Sciences               Lincoln National Life Insurance
Fund-- Class IB                         Company(7)                                14.70
----------------------------------------------------------------------------------------
Putnam VT Health Sciences
Fund-- Class IB                         Hartford Life(4)                           5.60
----------------------------------------------------------------------------------------
Putnam VT High Yield Fund-- Class IA    Hartford Life(4)*                         98.90
----------------------------------------------------------------------------------------
Putnam VT High Yield Fund-- Class IB    Allstate Life Insurance Company(1)*       58.90
----------------------------------------------------------------------------------------
Putnam VT High Yield Fund-- Class IB    Hartford Life(4)                          18.60
----------------------------------------------------------------------------------------
Putnam VT High Yield Fund-- Class IB    AXP IDS Life(3)                           10.30
----------------------------------------------------------------------------------------
Putnam VT High Yield Fund-- Class IB    Lincoln National Life Insurance
                                        Company(7)                                 5.90
----------------------------------------------------------------------------------------
Putnam VT Income Fund-- Class IA        Hartford Life(4)*                         98.20
----------------------------------------------------------------------------------------
Putnam VT Income Fund-- Class IB        Allstate Life Insurance Company(1)*       73.20
----------------------------------------------------------------------------------------
Putnam VT Income Fund-- Class IB        Hartford Life(4)                          18.70
----------------------------------------------------------------------------------------
Putnam VT Income Fund-- Class IB        Allstate Life of NY(1)                     7.50
----------------------------------------------------------------------------------------
Putnam VT International Growth
and Income Fund-- Class IA              Hartford Life(4)*                         99.80
----------------------------------------------------------------------------------------
Putnam VT International Growth
and Income Fund-- Class IB              Allstate Life Insurance Company(1)*       60.70
----------------------------------------------------------------------------------------
Putnam VT International Growth
and Income Fund-- Class IB              Hartford Life(4)                          14.30
----------------------------------------------------------------------------------------
Putnam VT International Growth          Lincoln National Life
and Income Fund-- Class IB              Insurance Company(7)                       7.70
----------------------------------------------------------------------------------------
Putnam VT International Growth
and Income Fund-- Class IB              ING Life Companies(5)                      5.10
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IA                         Hartford Life(4)*                         94.20
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IB                         Allstate Life Insurance Company(1)*       32.50
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IB                         AXP IDS Life(3)                           14.90
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IB                         Allstate Life Insurance Company(1)        11.90
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IB                         MetLife Investors Insurance Company(8)     7.90
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IB                         Hartford Life(4)                           5.90
----------------------------------------------------------------------------------------
Putnam VT International Equity
Fund-- Class IB                         The Travelers Life Insurance Company(10)   5.70
----------------------------------------------------------------------------------------
Putnam VT International New
Opportunities Fund-- Class IA           Hartford Life(4)*                         99.90
----------------------------------------------------------------------------------------
Putnam VT International New
Opportunities Fund-- Class IB           AXP IDS Life(3)*                          72.50
----------------------------------------------------------------------------------------
Putnam VT International New
Opportunities Fund-- Class IB           Allstate Life Insurance Company(1)        20.70
----------------------------------------------------------------------------------------
Putnam VT Investors Fund-- Class IA     Hartford Life(4)*                         99.90
----------------------------------------------------------------------------------------
Putnam VT Investors Fund-- Class IB     Allstate Life Insurance Company(1)*       78.80
----------------------------------------------------------------------------------------
Putnam VT Investors Fund-- Class IB     Hartford Life(4)                          13.40
----------------------------------------------------------------------------------------
Putnam VT Investors Fund-- Class IB     Allstate Life of NY(1)                     7.40
----------------------------------------------------------------------------------------
Putnam VT Mid Cap Value
Fund-- Class IA                         Hartford Life & Annuity(4)*               53.40
----------------------------------------------------------------------------------------
Putnam VT Mid Cap Value
Fund-- Class IA                         Hartford Life Ins. Co.(4)*                46.40
----------------------------------------------------------------------------------------
Putnam VT Mid Cap Value
Fund-- Class IB                         Allstate Life Insurance Company(1)*       53.20
----------------------------------------------------------------------------------------
Putnam VT Mid Cap Value
Fund-- Class IB                         Hartford Life Insurance Company(4)        21.30
----------------------------------------------------------------------------------------
Putnam VT Mid Cap Value
Fund-- Class IB                         Hartford Life & Annuity(4)                18.80
----------------------------------------------------------------------------------------
Putnam VT Mid Cap Value
Fund-- Class IB                         Allstate Life of NY(1)                     6.50
----------------------------------------------------------------------------------------
Putnam VT Money Market
Fund-- Class IA                         Hartford Life(4)*                         98.00
----------------------------------------------------------------------------------------
Putnam VT Money Market
Fund-- Class IB                         Allstate Life Insurance Company (1)*      71.50
----------------------------------------------------------------------------------------
Putnam VT Money Market
Fund-- Class IB                         Hartford Life(4)                          13.80
----------------------------------------------------------------------------------------
Putnam VT Money Market
Fund-- Class IB                         Allstate Life of NY(1)                     7.50
----------------------------------------------------------------------------------------
Putnam VT Money Market
Fund-- Class IB                         AEGON PFL First Union(12)                  6.90
----------------------------------------------------------------------------------------
Putnam VT New Opportunities
Fund-- Class IA                         Hartford Life(4)*                         59.80
----------------------------------------------------------------------------------------
Putnam VT New Opportunities
Fund-- Class IA                         AXP IDS LIFE(3)*                          34.00
----------------------------------------------------------------------------------------
Putnam VT New Opportunities
Fund-- Class IB                         Allstate Life Insurance Company(1)*       76.80
----------------------------------------------------------------------------------------
Putnam VT New Opportunities
Fund-- Class IB                         Hartford Life(4)                          15.40
----------------------------------------------------------------------------------------
Putnam VT New Opportunities
Fund-- Class IB                         Allstate Life of NY(1)                     7.00
----------------------------------------------------------------------------------------
Putnam VT New Value Fund-- Class IA     Hartford Life(4)*                         99.80
----------------------------------------------------------------------------------------
Putnam VT New Value Fund-- Class IB     Allstate Life Insurance Company(1)*       74.70
----------------------------------------------------------------------------------------
Putnam VT New Value Fund-- Class IB     Hartford Life(4)                          12.80
----------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
Fund-- Class IA                         Hartford Life(4)*                         93.20
----------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
Fund-- Class IA                         Hartford Life Ins. Co.(4)                  6.70
----------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
Fund-- Class IB                         Allstate Life Insurance Company(1)*       83.30
----------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
Fund-- Class IB                         Hartford Life(4)                          10.60
----------------------------------------------------------------------------------------
Putnam VT OTC & Emerging Growth
Fund-- Class IB                         Allstate Life of NY(1)                     5.90
----------------------------------------------------------------------------------------
Putnam VT Research Fund-- Class IA      Hartford Life(4)*                        100.00
----------------------------------------------------------------------------------------
Putnam VT Research Fund-- Class IB      Allstate Life Insurance Company(1)*       83.80
----------------------------------------------------------------------------------------
Putnam VT Research Fund-- Class IB      Hartford Life(4)                          10.00
----------------------------------------------------------------------------------------
Putnam VT Research Fund-- Class IB      Allstate Life of NY(1)                     5.50
----------------------------------------------------------------------------------------
Putnam VT Small Cap Value
Fund-- Class IA                         Hartford Life(4)*                         97.40
----------------------------------------------------------------------------------------
Putnam VT Small Cap Value
Fund-- Class IB                         Allstate Life Insurance Company(1)*       30.60
----------------------------------------------------------------------------------------
Putnam VT Small Cap Value
Fund-- Class IB                         The Travelers Life Insurance Company(10)  27.80
----------------------------------------------------------------------------------------
Putnam VT Small Cap Value
Fund-- Class IB                         Northbrook Life Insurance Company(13)     11.10
----------------------------------------------------------------------------------------
Putnam VT Small Cap Value
Fund-- Class IB                         The Travelers Life & Annuity Co.(10)      10.30
----------------------------------------------------------------------------------------
Putnam VT Small Cap Value
Fund-- Class IB                         Integrity Life Insurance Company(6)        5.50
----------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund-- Class IA                  Hartford Life(4)*                         98.80
----------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund-- Class IB                  Allstate Life Insurance Company(1)*       81.30
----------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund-- Class IB                  Hartford Life(4)                          11.00
----------------------------------------------------------------------------------------
Putnam VT Utilities Growth and
Income Fund-- Class IB                  Allstate Life of NY(1)                     7.50
----------------------------------------------------------------------------------------
Putnam VT Vista Fund-- Class IA         Hartford Life(4)*                         97.40
----------------------------------------------------------------------------------------
Putnam VT Vista Fund-- Class IB         AXP IDS Life(3)*                          45.30
----------------------------------------------------------------------------------------
Putnam VT Vista Fund-- Class IB         Allstate Life Insurance Company(1)*       36.90
----------------------------------------------------------------------------------------
Putnam VT Vista Fund-- Class IB         AXP American Enterprise Life(2)            5.30
----------------------------------------------------------------------------------------
Putnam VT Voyager Fund-- Class IA       Hartford Life(4)*                         94.90
----------------------------------------------------------------------------------------
Putnam VT Voyager Fund-- Class IB       Allstate Life Insurance Company(1)*       67.90
----------------------------------------------------------------------------------------
Putnam VT Voyager Fund-- Class IB       Hartford Life(4)                          11.10
----------------------------------------------------------------------------------------
Putnam VT Voyager Fund-- Class IB       Allstate Life Insurance Company(1)         7.50
----------------------------------------------------------------------------------------


The addresses for the shareholders listed above are:

   * Shareholder may be deemed to control the indicated fund.

 (1) Allstate Life Insurance Co., 3100 Sanders Rd., Northbrook, IL 60062

 (2) American Express Financial Advisors, 733 Marquette Avenue,
     Minneapolis, MN 55041

 (3) AXP IDS Life, 1497 AXP Financial Center, Minneapolis, MN 55474-0014

 (4) The Hartford, 200 Hopmeadow St., Simsbury, CT 06089

 (5) ING Life Companies, 1290 Broadway, Denver, CO 80203

 (6) Integrity Life Insurance Co., 515 West Market St., Louisville, KY
     40202

 (7) Lincoln National Life Insurance Co., 1300 South Clinton St., Fort Wayne, IN 46801

 (8) MetLife Investors Insurance Company, One Madison Ave., Area 5H, New York, NY 10010

 (9) Putnam Investments, One Post Office Square, Boston, MA 02109

(10) The Travelers Life Insurance Company, One Tower Square, Hartford,
     CT 06183

(11) TransAmerica Life Insurance Co., 4333 Edgewood Rd. NE, Cedar
     Rapids, IA 52499

(12) AEGON PFL Privilege Select, 4333 Edgewood Rd. NE, Cedar Rapids, IA
     52499-0002

(13) Northbrook Life Insurance Company, 3100 Sanders Rd. STE K4A,
     Northbrook, IL 60062-7155


                                                        EXHIBIT A

Board Policy and Nominating Committee Charter

This Committee reviews matters pertaining to the operations of the Board of Trustees and its Committees and the conduct of legal affairs for the Funds. The Committee evaluates and recommends all candidates for election as Trustees and recommends the appointment of members and chairs of each board committee. The Committee also reviews policy matters affecting the operation of the Board and its independent staff and make recommendations to the Board as appropriate. The Committee also oversees the voting of proxies associated with portfolio investments of The Putnam Funds with the goal of ensuring that these proxies are voted in the best interest of the Funds' shareholders. The Committee is comprised exclusively of Independent Trustees.


                                                        EXHIBIT B

Litigation

1. The plaintiffs named below allege that the defendants engaged in, permitted and/or failed to prevent market timing and short-term trading in the Putnam Funds. Plaintiffs generally claim violations of [SECTION] 36 of the 1940 Act, [SECTION] 206 of the Investment Advisers Act of 1940, as amended, [SECTION] 10(b) of the 1934 Act and Rule 10b-5, [SECTION] 20(a) of the 1934 Act, breach of fiduciary duty, aiding and abetting breach of fiduciary duty and civil conspiracy. The plaintiffs generally seek injunctive relief including removal of the current Trustees and fund managers, disgorgement of profits, monetary damages, punitive damages and attorney's fees and costs.


Case Name                     Defendants                Court             Date Instituted
-----------------------------------------------------------------------------------------
Joanne S. Baseman             Putnam Management1        United States     Dec.16, 2003
(derivatively on behalf       Omid Kamshad              District Court
of Putnam International       Justin Scott              for the District
Equity Fund and the           William Woolverton        of Maryland
Putnam Funds)                 Putnam Trustees2
v. Putnam Investment          Putnam Funds3
Management, Inc., et al.      (nominal)
-----------------------------------------------------------------------------------------
John K .Clement               Putnam Management         United States     Nov.26, 2003
(derivatively on behalf       Omid Kamshad              District Court
of several individual         Justin Scott              for the District
funds and the                 William Woolverton        of Maryland
Putnam Funds)                 Putnam Trustees
v. Putnam Investment          Putnam Funds
Management Inc., et al.       (nominal)
-----------------------------------------------------------------------------------------
Simon J. Denenberg            Putnam Management         United States     Jan.30, 2004
(derivatively on behalf       Omid Kamshad              District Court
of the Putnam                 U.S.Justin Scott          or the District
Government Income             William Woolverton        of Maryland
Trust and the Putnam          Putnam Trustees
Funds) v.Putnam               Putnam Funds
Investment Management,        (nominal)
Inc., et al.
-----------------------------------------------------------------------------------------
Diane Hutto and               Putnam Management         United States     Nov.12, 2003
Dina Rozenbaum                Putnam Trustees           District Court
(derivative on behalf         Justin M.Scott            for the District
of several individual         Omid Kamshad              of Maryland
funds and the Putnam          Certain officers of the
Funds) v. Putnam, LLC,        Putnam Funds and
et. al.                       Putnam Management
-----------------------------------------------------------------------------------------
Seth B. Marks (derivative     Putnam Management         United States     Dec.3, 2003
on behalf of several          Putnam Trustees           District Court
individual funds and the      Justin M. Scott           for the District
Putnam Funds)                 Omid Kamshad              of Maryland
v. Putnam, LLC, et. al.       Certain officers of the
                              Putnam Funds and
                              Putnam Management
-----------------------------------------------------------------------------------------
Cynthia Puleo (derivative     Putnam Management         United States     Dec.16, 2003
on behalf of several          Putnam Trustees           District Court
individual funds and the      Justin M. Scott           for the District
Putnam Funds)                 Omid Kamshad              of Maryland
v. Putnam, LLC, et al.        Certain officers of the
                              Putnam Funds and
                              Putnam Management
-----------------------------------------------------------------------------------------
Edward L. Segel               Putnam Management         United States     Jan. 23, 2004
(derivative on behalf         Putnam Trustees           District Court
of individual fund            Omid Kamshad              for the District
and the Putnam Funds)         Justin Scott              of Maryland
v. Putnam, LLC, et al.        William Woolverton
                              Putnam Funds
                              (nominal)
-----------------------------------------------------------------------------------------
Zachary Alan Starr            Putnam Management         United States     Nov. 6, 2003
(derivative on behalf         Putnam Trustees           District Court
of Putnam International       Omid Kamshad              for the District
Equity Fund and the           Justin M.Scott            of Maryland
Putnam Funds)                 Putnam Funds
v. Putnam Investment          (nominal)
Management, et al.
-----------------------------------------------------------------------------------------



2. The plaintiffs named below allege that the defendants failed to properly disclose that select customers were allowed to engage in late trading or time their mutual fund trades. The plaintiffs generally claim of breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets and unjust enrichment. The plaintiffs seek damages, equitable and/or injunctive relief, restitution and attorney's fees and costs.


Case Name                     Defendants                Court             Date Instituted
-----------------------------------------------------------------------------------------
Leon Brazin                   Putnam Trustees           United States     March 15, 2004
(derivatively on behalf       Putnam Management         District Court
of Putnam Vista Fund)         Putnam Vista Fund         for the District
v. John A. Hill, et al.       (nominal)                 of Maryland
                              Certain officers of
                              Putnam Funds and
                              Putnam Management
-----------------------------------------------------------------------------------------
Peter Kavaler                 Putnam Trustees           United States     March 15, 2004
(derivatively on behalf       Putnam Management         District Court
of Putnam Income              Putnam Income Fund        for the District
Fund) v. John A. Hill,        (nominal)                 of Maryland
et al.                        Certain officers of
                              Putnam Funds and
                              Putnam Management
-----------------------------------------------------------------------------------------
Todd Klein (derivatively      Putnam Trustees           United States     March 15, 2004
on behalf of Putnam           Putnam Management         District Court
Global Equity Fund)           Putnam Global Equity      for the District
v. John A. Hill, et al.       Fund (nominal)            of Maryland
                              Certain officers of the
                              Putnam Funds and
                              Putnam Management
-----------------------------------------------------------------------------------------
Steven Wiegand                Putnam Trustees           United States     Jan. 27, 2004
(derivatively on behalf       Putnam Management         District Court
of Putnam Classic             Putnam Classic Equity     for the District
Equity Fund)                  Fund (nominal)            of Maryland
v. John A. Hill et al.        Certain officers of the
                              Putnam Funds and
                              Putnam Management
-----------------------------------------------------------------------------------------



3. The plaintiff named below alleges that defendants failed to prevent the disclosure of confidential information concerning the identity of securities, the practice of late trading by selected investors, time-trading by selected investors and insider trading by directors, officers and/or employees of the defendants. The plaintiff claims breach of fiduciary duty.


Case Name                     Defendants                Court             Date Instituted
-----------------------------------------------------------------------------------------
Stern (derivative on behalf   Putnam Funds              Supreme Court     Dec.17, 2003
of Marsh &McLennan)           Putnam Management         of the State of
v. Greenberg, et. al,         Jeffrey Greenberg         New York
                              Mathis Cabaillavetta
                              Marsh Directors4
                              Lawrence Lasser
-----------------------------------------------------------------------------------------

1 "Putnam Management" includes Putnam Investments Trust, Putnam Investment
  Management, LLC, Putnam, LLC, and/or Marsh & McLennan Companies, Inc.

2 The 13 Putnam Trustees include current Trustees Jameson Adkins Baxter,
  Charles B. Curtis, John A. Hill, Ronald J. Jackson, Paul L. Joskow,
  Elizabeth T. Kennan, John H. Mullin, III, Robert E. Patterson, George
  Putnam, III, A. J. C. Smith and W. Thomas Stephens and former Trustees W.
  Nicholas Thorndike and Lawrence J. Lasser.

3 "Putnam Funds" includes any and/or all registered investment companies managed by Putnam Management.

4 The Directors of Marsh & McLennan Companies, Inc. are Charles Davis,
  Lewis Bernard, Peter Coster, Robert Ebruru, Oscar Fanjul, Ray Groves,
  Stephen Hardis, Gwendolyn King, Lord Lang of Monkton, David Olsen, Morton
  Shapiro, Adele Simmons and A.J.C. Smith.




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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-866-419-0695                    217065  10/04



ezVote [SECTION MARK]  Consolidated Voting Instruction Card

The top half of this form is your EzVote Voting Instruction Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Voting Instruction Card, you are voting all of these accounts in the same manner as indicated on the reverse side of the form.

VOTING INSTRUCTION CARD FOR THE MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 9, 2004

999 999 999 999 99

The undersigned hereby instructs the Insurance Company referenced on the reverse side of this card to vote at the Special Meeting of Shareholders on December 9, 2004, at 11:00 a.m., Eastern Time, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH NOMINEE FOR TRUSTEE AND FOR THE APPROVAL OF THE PROPOSALS.

If you fail to return this Voting Instruction Card, the Insurance
Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

PLEASE BE SURE TO SIGN AND DATE HERE.

______________________________________________
Shareholder/Co-owner sign(s) here         Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signers office. If you are a partner, sign in the partnership name.

Putnam VIC EZ - dh

DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW

Your vote is important. For your convenience, you can vote your voting instruction card in one of two ways:

1
INTERNET
Go to https://www.proxyweb.com
* Follow the instructions on the site.
* There is no need for you to return your voting instruction card.

2
MAIL
Mail in the voting instruction card.
* Please sign and date your voting instruction card.
* Detach the card from this voting instruction form.
* Return the card in the postage-paid envelope provided.

INDIVIDUAL VOTING INSTRUCTION CARDS

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual voting instruction cards, one for each of your accounts. If you would wish to vote each of these accounts separately, sign in the signature box below, mark each individual card to indicate your vote, detach the form at the perforation above and return the individual voting instruction card portion only.

NOTE: If you elect to vote each account separately, do not return the Consolidated Voting Instruction Card above.

SIGN BELOW ONLY IF YOU ARE VOTING EACH ACCOUNT SEPARATELY.

__________________________________________________
Shareholder/Co-owner sign(s) here             Date

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signers office. If you are a partner, sign in the partnership name.


Putnam VIC IND EZ - dh

ezVote [SECTION MARK] Voting Instruction Card

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.

1 Proposal to elect all nominees for Trustees.

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley

The Trustees recommend voting FOR all proposals

FOR
electing
all the
nominees
   0


WITHHOLD
authority
to vote for
all nominees
   0

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.


Proposals to approve an amendment to certain funds fundamental investment restrictions with respect to

                                                    FOR     AGAINST   ABSTAIN

2A borrowing.                                        0         0         0

2B making loans.                                     0         0         0

2C diversification of investments.                   0         0         0

2D Approving an amendment to Putnam VT Equity
Income Fund's investment objective.                  0         0         0

3 Proposal to approve an amendment to the
agreement and declaration of trust.                  0         0         0


Refer to page 6 in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-866-419-0695. The Trustees recommend voting FOR all proposals

Please sign and date the other side of this card.

Putnam VIC EZ - dh

DETACH CONSOLIDATED VOTING INSTRUCTION CARD AT PERFORATION BELOW


INDIVIDUAL VOTING INSTRUCTION CARDS

NOTE: IF YOU HAVE USED THE CONSOLIDATED PROXY VOTING INSTRUCTION CARD ABOVE, DO NOT VOTE THE INDIVIDUAL VOTING INSTRUCTION CARDS BELOW.

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030                                   999 999 999 999 99

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

1 Election of Trustees. (refer to nominees at top of page) except#______________________________

FOR
ALL
0


WITHHOLD
ALL
0

                                                    FOR     AGAINST   ABSTAIN

2 Investment restrictions.                           0         0         0

A borrowing.                                         0         0         0

B making loans.                                      0         0         0

C diversification of investments.                    0         0         0

D funds investment objective.                        0         0         0

3 Declaration of trust.                              0         0         0
000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030                                            999 999 999 999 99

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

1 Election of Trustees. (refer to nominees at top of page) except#______________________________

FOR
ALL
0

WITHHOLD
ALL
0

                                                    FOR     AGAINST   ABSTAIN

2 Investment restrictions.                           0         0         0

A borrowing.                                         0         0         0

B making loans.                                      0         0         0

C diversification of investments.                    0         0         0

D funds investment objective.                        0         0         0

3 Declaration of trust.                              0         0         0

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030                                            999 999 999 999 99

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

1 Election of Trustees. (refer to nominees at top of page) except#______________________________

FOR
ALL
0


WITHHOLD
ALL
0

                                                    FOR     AGAINST   ABSTAIN

2 Investment restrictions.                           0         0         0

A borrowing.                                         0         0         0

B making loans.                                      0         0         0

C diversification of investments.                    0         0         0

D funds investment objective.                        0         0         0

3 Declaration of trust.                              0         0         0

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030                                            999 999 999 999 99

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

1 Election of Trustees. (refer to nominees at top of page) except#______________________________

FOR
ALL
0

WITHHOLD
ALL
0

                                                    FOR     AGAINST   ABSTAIN

2 Investment restrictions.                           0         0         0

A borrowing.                                         0         0         0

B making loans.                                      0         0         0

C diversification of investments.                    0         0         0

D funds investment objective.                        0         0         0

3 Declaration of trust.                              0         0         0

Putnam VIC IND EZ - dh

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030                                            999 999 999 999 99

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

1 Election of Trustees. (refer to nominees at top of page) except#______________________________

FOR
ALL
0


WITHHOLD
ALL
0

                                                    FOR     AGAINST   ABSTAIN

2 Investment restrictions.                           0         0         0

A borrowing.                                         0         0         0

B making loans.                                      0         0         0

C diversification of investments.                    0         0         0

D funds investment objective.                        0         0         0

3 Declaration of trust.                              0         0         0

000 0000000000 000 0

JOHN Q. PUBLIC
123 MAIN STREET
ANYTOWN, MA 02030                                            999 999 999 999 99

FUND NAME PRINTS HERE
FUND NAME PRINTS HERE

1 Election of Trustees. (refer to nominees at top of page) except#______________________________

FOR
ALL
0

WITHHOLD
ALL
0

                                                    FOR     AGAINST   ABSTAIN

2 Investment restrictions.                           0         0         0

A borrowing.                                         0         0         0

B making loans.                                      0         0         0

C diversification of investments.                    0         0         0

D funds investment objective.                        0         0         0

3 Declaration of trust.                              0         0         0



PUTNAM INVESTMENTS

To vote by mail
Read the proxy statement.
Check the appropriate boxes
on the reverse side.
Sign and date the proxy ballot.
Return the proxy ballot in
the envelope provided.

To vote on the Web
Read the proxy statement and
have the proxy ballot at hand.
Go to https://www.proxyweb.com/Putnam
Follow the instructions on the site.
There is no need for you to
return your instruction card.


FUND NAME PRINTS HERE

By signing below, you as a Putnam fund shareholder appoint Trustees John
A. Hill and Robert E. Patterson, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote your Putnam fund shares on your behalf at a meeting of the shareholders of the Putnam funds. The meeting will take place on December 9, 2004 at 11:00 a.m. in Boston, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign the proxy ballot, the Trustees will vote exactly as you have indicated on the other side of this card. If you simply sign the proxy ballot, or don't vote on a specific proposal, your shares will be automatically voted as the Trustees recommend. The Trustees are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment of the meeting.

Please be sure to sign and date here

_______________________________________________________
Signature(s)                                       Date


Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signers office. If you are a partner, sign in the partnership name.

Putnam PC - DH


Proposals

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.

1 Proposal to elect all nominees for Trustees.

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley

The Trustees recommend voting FOR all proposals


FOR
electing
all the
nominees
    0


WITHHOLD
authority
to vote for
all nominees
    0

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.


Proposals to approve an amendment to certain funds fundamental investment restrictions with respect to

                                                    FOR     AGAINST   ABSTAIN

2A borrowing.                                        0         0         0

2B making loans.                                     0         0         0

2C diversification of investments.                   0         0         0

2D Approving an amendment to Putnam VT Equity
Income Fund's investment objective.                  0         0         0

3 Proposal to approve an amendment to the
agreement and declaration of trust.                  0         0         0


Refer to page 6 in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-866-419-0695.

Please sign and date the other side of this card.

Putnam PC - DH



To vote by mail
Read the proxy statement.
Check the appropriate boxes
on the reverse side.
Sign and date the instruction card.
Return the instruction card in
the envelope provided.

To vote on the Web
Read the proxy statement and
have the instruction card at hand.
Go to https://www.proxyweb.com
Follow the instructions on
the site.
There is no need for you to
return your instruction card.


FUND NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

VOTING INSTRUCTION CARD
FOR SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 9, 2004 - 11:00 A.M. EASTERN TIME

The undersigned hereby instructs the above-referenced Insurance Company to vote at the Special Meeting of Shareholders on December 9, 2004, at 11:00 a.m., Eastern Time, and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Voting Instruction Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR EACH NOMINEE FOR TRUSTEE AND FOR THE APPROVAL OF THE PROPOSALS.

If you fail to return this Voting Instruction Card, the Insurance
Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

PLEASE VOTE, DATE AND SIGN, AND PROMPTLYRETURN THIS INSTRUCTION CARD IN THE ENCLOSED ENVELOPE PROVIDED.

Dated: ______________________

_____________________________________________
(Signature)                 (Sign in the Box)

Please sign exactly as your name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Putnam VIC - DH


Proposals

Please place an X in the appropriate box(es) using black or blue ink or number 2 pencil. Please do not use a fine point pen.

1 Proposal to elect all nominees for Trustees.

01 J.A. Baxter
02 C.B. Curtis
03 M.R. Drucker
04 C.E. Haldeman, Jr.
05 J.A. Hill
06 R.J. Jackson
07 P.L. Joskow
08 E.T. Kennan
09 J.H. Mullin, III
10 R.E. Patterson
11 G. Putnam, III
12 A.J.C. Smith
13 W.T. Stephens
14 R.B. Worley

The Trustees recommend voting FOR all proposals

FOR
electing
all the
nominees
    0


WITHHOLD
authority
to vote for
all nominees
    0

To withhold authority to vote for specific nominee(s), but to vote for all other nominees, write the number(s) of the excluded nominee(s) on the line to the left.

Proposals to approve an amendment to certain funds fundamental investment restrictions with respect to

                                                    FOR     AGAINST   ABSTAIN

2A borrowing.                                        0         0         0

2B making loans.                                     0         0         0

2C diversification of investments.                   0         0         0

2D Approving an amendment to Putnam VT Equity
Income Fund's investment objective.                  0         0         0

3 Proposal to approve an amendment to the
agreement and declaration of trust.                  0         0         0


Refer to page 6 in the proxy statement to determine which proposals apply to your fund. If you have questions on the proposals, please call 1-866-419-0695.

Please sign and date the other side of this card.


Putnam VIC - DH